UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934
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Zoetis Inc.

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Notice of 2023 Annual Meeting and Proxy Statement

zoetis

Zoetis Inc. 10 Sylvan Way Parsippany, NJ 07054
Notice of 2023 Annual Meeting of Shareholders
When Thursday, May 18, 2023 8:00 a.m. Eastern Daylight Time
Where Virtual meeting webcast at: www.virtualshareholdermeeting.com/ZTS2023
Record Date Close of Business on March 24, 2023
Items of Business
1. Election of eight directors until the 2024 Annual Meeting of Shareholders for a one-year term
2. Advisory vote to approve our executive compensation
3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2023
4. Approval of an amendment to our Restated Certificate of Incorporation to create a right to call a special meeting
5. Shareholder proposal regarding ability to call a special meeting
6. Such other business as may properly come before the Annual Meeting of Shareholders

How to Vote
Shareholders on the Record Date are entitled to vote in the following ways:

Call 1 (800) 690-6903 (toll free)

Visit www.proxyvote.com

Return a properly completed, signed and dated proxy card

Attend the Annual Meeting of Shareholders webcast and vote your shares

Sincerely yours,
Heidi C. Chen
Executive Vice President,
General Counsel and Corporate Secretary
April 6, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2023:

Zoetis Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available online at www.proxyvote.com. We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2023, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our Proxy Statement and 2022 Annual Report and vote online.

As used in this proxy statement, the terms “we”, “us”, “our”, the “Company” or “Zoetis” refer to Zoetis Inc.

      Zoetis 2023 Proxy Statement

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review our complete proxy statement and 2022 Annual Report before you vote.
2023 Annual Meeting
Time and Date	Thursday, May 18, 2023, at 8:00 a.m. EDT
Place	Online virtual meeting at: www.virtualshareholdermeeting.com/ZTS2023
Record Date	Close of business on March 24, 2023
Voting	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.
Admission	Shareholders on the record date will be able to attend the Annual Meeting webcast, vote their shares electronically and submit questions online during the meeting by logging in to the website listed above using their 16-digit control number. Shareholders and guests who do not provide a 16-digit control number will still be able to attend the Annual Meeting in a listen-only mode, but will be unable to vote or ask questions.
Voting Matters and Board Recommendations
Item of Business	Our Board Recommendation	Reasons for Recommendation	See Page
1. Election of Eight Directors	✓ FOR	The Zoetis Board of Directors (the “Board”) has concluded it is in the best interests of Zoetis and its shareholders for each of Paul M. Bisaro, Vanessa Broadhurst, Frank A. D’Amelio, Michael B. McCallister, Gregory Norden, Louise M. Parent, Kristin C. Peck and Robert W. Scully to continue serving as a Zoetis director because each nominee possesses skills, experience, and background, as reflected in their biographies set forth on pages 16 to 22, that enhance the quality of the Board.	13
2. Advisory vote to approve our executive compensation (“Say on Pay”)	✓ FOR	The Board believes that our executive compensation program is designed to attract, incent and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.	39
3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2023	✓ FOR	The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.	80
4. Approval of an amendment to our Restated Certificate of Incorporation to create a right to call a special meeting	✓ FOR	The Board believes that it is in the best interests of Zoetis and its shareholders to amend Zoetis’ Restated Certificate of Incorporation to create a right to call a special meeting.	84
5. Shareholder proposal regarding the ability to call a special meeting	× AGAINST	The Board does not believe it is in the best interests of Zoetis or its shareholders to approve this shareholder proposal as it would risk giving one or a small group of shareholders a disproportionate amount of influence over Zoetis’ affairs and could impose a substantial cost and distraction to Zoetis’ Board and management team. The Board has determined that Zoetis’ proposal set forth in Item 4 addressing a special meeting right for shareholders is in the long-term best interests of Zoetis and our shareholders.	87

Zoetis 2023 Proxy Statement      1

Proxy Summary
2022 Business Highlights
The remarkable resilience of our colleagues, our diverse product portfolio and continuous innovation once again led Zoetis to deliver strong performance with profitable revenue growth in 2022. We are proud of what we have achieved in these uncertain and challenging times, and are confident in our prospects for continued future growth as the global leader in animal health.
The steady demand for our innovative products in 2022 resulted in operational revenue1 growth of 8% and operational adjusted net income2 growth of 11%. Two durable global trends give us confidence in our future growth: the powerful human-animal bond, prompting the demand for innovative pet care, and the world’s growing need for sustainable animal protein. Both endure through prosperous and challenging times, and we do not expect that to change.
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our five strategic priorities for growth: (1) drive innovative growth, (2) enhance customer experience, (3) lead in digital and data analytics, (4) cultivate a high-performing organization, and (5) champion a healthier, more sustainable future. And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.
1
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Page 41 of our 2022 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2023, contains a reconciliation of operational revenue growth (a non-GAAP financial measure) to reported revenue growth under GAAP for 2022.

2
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 42 to 45 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2022.

2      Zoetis 2023 Proxy Statement

Proxy Summary
 Our Purpose and Core Beliefs

At Zoetis, we are a global team committed to nurturing the world and humankind by advancing care for animals. For over 70 years, Zoetis has supported those who raise and care for animals — from veterinarians and pet owners to livestock farmers and ranchers.
Our purpose — to nurture the world and humankind by advancing care for animals — inspires how we are reimagining animal health. We focus on innovations across the continuum of care for animals — from prediction and prevention to detection and treatment of disease — as well as in digital and data analytics to help accelerate the achievement of those goals. We also continue to promote and develop our highly engaged colleagues who help us champion a healthier, more sustainable future.
At Zoetis, our colleagues drive success and fuel our purpose. Colleagues around the globe take pride in our positive company culture. Our culture is founded on our Core Beliefs, which are part of the promise we make to our customers, investors and partners, and to each other as members of One Zoetis team. Our Core Beliefs have helped us create an award-winning workplace and become an employer of choice in animal health.
In furtherance of our commitment to our purpose and Core Beliefs we recently adopted a Global Human Rights Policy to formalize our expectations for all of our colleagues and members of our supply chain globally to positively impact the protection of human rights.

Our colleagues make the difference

Our colleagues distinguish Zoetis from our competition. We grow our company when we create an environment where colleagues excel.

Always do the right thing

Integrity is the guiding principle for all our decisions and relationships. We are honest and trustworthy in our words and actions.

Customer obsessed

We are passionate about our customers and the animals in their care. Our customers come first, and when they succeed, we succeed.

Run it like you own it

We take ownership to deliver results that matter. We constantly pursue faster, simpler and better ways of doing business.

We are one Zoetis

Zoetis is much more than the sum of its parts. We work together with a common purpose, sharing knowledge and resources, for the best interest of our company as a whole.

Zoetis 2023 Proxy Statement      3

Proxy Summary
Driven to Care: The Zoetis Sustainability Strategy
Driven to Care outlines our commitments to customers, partners, the communities we serve, and our colleagues, and focuses on the following three pillars to become an even more sustainable business and to support a healthier future for us all: (i) care and collaborate for communities through partnerships and support of colleagues, customers and beyond; (ii) innovate in animal health to help solve sustainability challenges faced by animals and people; and (iii) protect the planet by stewarding resources and minimizing the direct impact of the Company’s operations. Our Driven to Care strategy was developed with the belief that healthier animals build a healthier future for all.
In recognition of our commitment to sustainability, Zoetis was named to Fortune’s 2022 Change the World List, based on our African Livestock Productivity and Health Advancement (A.L.P.H.A.) initiative, honored as one of Fast Company’s 2022 Most Innovative Companies and recognized as one of the 2023 World’s Most Ethical Companies®.
Care and Collaboration for our Communities
Our Zoetis Executive Team has ongoing conversations about what colleagues need to feel safe, supported and balanced, and is aligned around core attributes for how our work gets done. This includes empowering flexibility where possible — enabling remote work while harnessing the value of in-person collaboration and connection. Throughout 2022, many office-based teams combined virtual and in-office work. Moving forward, we will continue to focus on nurturing our culture and building community through both intentional in-person collaboration and virtual teaming opportunities. Colleague engagement across Zoetis remains high (88% engagement rate as measured by our 2022 Colleague Engagement Surveys), with our colleagues recognizing that the actions Zoetis has taken to ensure flexibility and inclusion will remain lasting parts of our culture.
Diversity, Equity and Inclusion
At Zoetis, diversity, equity and inclusion (“DE&I”) has always been an important part of who we are as a company and a critical element of our success. It is demonstrated most visibly through the make-up of our leadership team and Board over the years: a diverse mix of gender, ethnicities and experiences. In 2022, we focused on DE&I by:
•
Supporting and nurturing eight colleague resource groups that serve as communities of interest and allyship;

4      Zoetis 2023 Proxy Statement

Proxy Summary
•
Offering DE&I training to all colleagues around the globe addressing topics including racial equity, unconscious bias, inclusive leadership and more;

•
Launched a Cultural Explorer training in eight languages to encourage respectful curiosity and open conversation about differences to deepen mutual understanding and value what each colleague brings to Zoetis; and

•
Developed strategic partnerships and close ties to sustainability and philanthropy to allow us to make a lasting impact on the communities where we live and work.

As part of our continued commitment to DE&I and transparency and to demonstrate our progress against our aspirations we have published our consolidated EEO-1 data publicly at: https://www.zoetis.com/_assets/pdf/sustainability/workforce-consolidated-report-dec-31-2022-zoetis.pdf.
Our EEO-1 data mentioned above, and any other information from the Zoetis website, are not part of, or incorporated by reference into, this proxy statement. Some of the statements herein and the referenced reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, or provide aspirational goals that are not intended to be promises or guarantees. These statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.
Developing and Training our Colleagues
Talent development is a strategic priority for our business, and we offer opportunities for growth at all levels of the Company. Our goal is to ensure we have the right colleagues with the right skills in the right roles with the appropriate support to build leadership capability and drive organizational results. We offer the following tools to our colleagues to help further their development:
•
a customized, individualized, self-paced development program designed to help colleagues pursue their individual development goals;

•
a 360 feedback tool to support colleague and leadership development of core competencies;

•
a U.S. tuition reimbursement program, which reimburses full-time eligible colleagues up to $15,000 annually;

•
student loan repayment that provides education loan repayment assistance to U.S. colleagues who have student debt from their own current or completed education;

Zoetis 2023 Proxy Statement      5

Proxy Summary
•
a global employee assistance program that provides colleagues and their families access to expert guidance and specialists supporting mental health and wellness;

•
mentoring programs — including one exclusively for women — to help colleagues enhance their business acumen and self-awareness skills, and obtain honest and constructive feedback;

•
an “opportunity finder” program for R&D colleagues to allow them to “raise their hand” for development assignments; and

•
multiple leadership development programs.

Philosophy on Pay Equity
We are committed to maintaining an inclusive environment where every colleague can thrive. For years, Zoetis has been focused on ensuring that our pay practices and processes include safeguards to ensure that salaries established when colleagues are hired, promoted or awarded annual salary increases consider relevant factors such as experience, qualifications, performance and applicable market data to seek pay equity across our colleagues. We periodically conduct pay equity analyses and address any issues that may be found. Our most recent analysis, conducted by an external third party in 2022, did not identify indicators of systemic discrimination in our compensation program. We will continue to review our practices and analyze employee pay to ensure that we are paying our colleagues fairly.
We have a pay-for-performance culture, and we measure performance against objectives established annually at the Company, organization and individual level. Individual objectives focus on two-to-three critical priorities plus day-to-day job responsibilities. Managers and colleagues meet annually to discuss performance against objectives.
Support our Communities
Zoetis supports and partners with colleagues, communities, customers and the people who raise and care for animals. We aspire to:
•
Support our communities by contributing at least 2,500 volunteer days (20,000 hours) annually in the communities we serve;

•
Support veterinary professionals by providing at least $1 million in scholarships to veterinary students annually, focusing on underrepresented groups where possible, and providing access to professional programs for veterinarians;

•
Annually report on the number of animals cared for through charitable programs and in-kind donations; and

•
Annually report on the number of pet owners reached through charitable programs and in-kind donations.

The Zoetis Foundation
In 2021, we established the Zoetis Foundation and committed $35 million over five years. The signature work of the Foundation will focus on advancing opportunities for veterinarians and farmers globally, with grantmaking focused on education, wellness and improved livelihoods.
Innovation in Animal Health
Zoetis uses our expertise in animal health to help solve sustainability challenges facing animals and people. Our efforts include providing products and services to enable sustainable livestock farms, promoting a

6      Zoetis 2023 Proxy Statement

Proxy Summary
preventive approach to animal health and promoting the responsible use of antibiotics. We also aim to grow access to veterinary care in emerging markets and help combat the diseases that pose the greatest risk to animals and humans. In 2022, we:
•
Furthered the treatment of animals in Africa, by providing treatment to over 200 million animals to improve animal health and livelihoods in the region through our African Livestock Productivity and Health Advancement (“A.L.P.H.A.”) initiative, with co-funding from Zoetis and the Bill & Melinda Gates Foundation;

•
Continued training farmers and veterinary professionals in Africa through our A.L.P.H.A initiative, with over 30,000 people trained to-date, and women comprising 30% of the in-person training sessions;

•
Partnered with the New Zealand Agricultural Greenhouse Gas Consortium to explore research mechanisms that may help reduce methane emissions from cattle, deer and sheep while improving farmer profitability;

•
Leveraged the Zoetis Center for Transboundary and Emerging Diseases to develop and advance vaccines for high-impact emerging diseases globally; and

•
Were the only stand-alone animal health company to participate in the Anti-microbial resistance (AMR) Cross-Industry Expert Working Group of the Business Council for the United Nations, to contribute input to United Nations leadership on AMR efforts in anti-microbial stewardship and solutions.

The Drive to Protect our Planet
Zoetis aspires to steward resources responsibly and minimize our impact, as we deliver products and services that advance the health of animals. Specifically, Zoetis aims to reduce our carbon footprint, rethink our packaging to reduce its environmental impact, and focus on sustainability in all our locations. In 2022, we:

•
Completed energy and carbon assessments at our ten largest energy using sites (approximately 90% of our energy footprint) to inform our tactical plan for achieving carbon neutrality;

•
At our facility in Catania, Italy we executed a ‘Green Energy Initiative’ which involved the installation of 2,437 solar panels, two new chillers and purpose-built utility equipment capable of generating electricity, steam and chilled water simultaneously resulting in a site wide carbon dioxide reduction of 1,800 tons per year;

•
Completed 37 energy efficiency projects across Zoetis’ manufacturing and R&D networks, resulting in an aggregate reduction in our operating energy footprint of 51,150 gigajoule (GJ) per year (equivalent to a reduction of 4,442 tons of carbon dioxide); and

•
Improved our packaging designs for multiple products, including moving from plastic to cardboard or paper designs for certain products and established a sustainable packaging guidance document to align our suppliers with our sustainable packaging goals.

Oversight of Sustainability Matters
Sustainability and environmental, social and governance (“ESG”) issues are important priorities for Zoetis. Leadership of Sustainability starts with our Board, Chief Executive Officer (“CEO”) and senior management, and cascades across our enterprise. Our Chief Sustainability Officer helps define the ESG agenda and provides daily management and oversight of our global sustainability initiatives and goals and regular reports to the rest of the Zoetis Executive Team.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, provides guidance regarding sustainability goals and monitors the Company’s sustainability progress on an ongoing basis. In early

Zoetis 2023 Proxy Statement      7

Proxy Summary
2022, we changed the name of our Corporate Governance Committee to the Corporate Governance and Sustainability Committee to reflect its primary responsibility for overseeing progress on all of our ESG and sustainability practices, coordinating the ESG activities of the other Board Committees, reporting regularly to the full Board on the progress of the Company’s sustainability initiatives, and overseeing our corporate responsibility and governance practices. The Chief Sustainability Officer provides updates to the full Board twice a year and to the Corporate Governance and Sustainability Committee at each Corporate Governance and Sustainability Committee meeting. Each Committee of the Board also contributes to the oversight of Zoetis’ sustainability program and strategy and helps inform the Board’s ultimate oversight. The graphic below illustrates the division of oversight for the various components of our ESG and sustainability initiatives and practices.
Sustainability Reporting / More Information
To learn more about our progress on our Driven to Care strategy and ESG commitments please see our Sustainability Report and accompanying ESG Appendix, which is available at

8      Zoetis 2023 Proxy Statement

Proxy Summary
http://www.zoetis.com/sustainability. Our ESG reporting considers the disclosure frameworks and guidance of leading sustainability organizations, such as the Sustainability Accounting Standards Board, the Task Force on Climate-Related Financial Disclosures, and the United Nations Sustainable Development Goals. In 2021, Zoetis participated in the CDP (formerly the Carbon Disclosure Project) climate survey for the first time and submitted for scoring in 2022. In addition, in 2022 Zoetis participated in the CDP water survey for the first time. We believe these efforts reflect the best interests of our employees, our shareholders, our customers and various other stakeholders, including the communities in which we operate and serve.

Zoetis 2023 Proxy Statement      9

Proxy Summary
Director Skills, Experience and Demographic Information
We believe that effective oversight comes from a Board that consists of highly-qualified, experienced and diverse directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk. The Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees; this diversity information is set forth below. Additional information about our directors can be found under “Information About Directors” on pages 15 to 25.
Skill / Experience	Definition
Academia	Experience working in a university or other community concerned with the pursuit of research, education and scholarship
Animal Health	Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the production, care and/or maintenance of animals
Consumer Products
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the development, manufacture or commercialization of products which are sold directly to individuals and households

Digital & Technology	A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models
Global Businesses
Experience driving business success in markets around the world, with an understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities

Human Capital Management	Experience for a significant enterprise in talent development and succession planning, along with a practical understanding of organizations, processes, workforce planning, and talent risk management
Life Sciences
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the discovery, development, manufacture or commercialization of products or services focused on improving organism life

Manufacturing & Supply	Experience directly managing an organization or business function responsible for the manufacturing and/or supply of physical goods
Marketing & Sales	Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation
Mergers & Acquisitions
A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans

Research & Development	Experience directly managing an organization or business function responsible for the discovery and/or development of products or services
Public Company Skill / Experience	Definition
Other Public Company Board Member	Experience serving on the board of directors of a public company
Public Company CEO	Experience as a chief executive officer of a public company
Public Company CFO; or Finance and Accounting
Experience as a chief financial officer or principal accounting officer of a public company, or a member of the internal function(s) responsible for managing a public company’s finance or accounting operations

Public Company GC; Compliance; or Corporate Governance	Experience as a general counsel of a public company, or a member of the internal function(s) responsible for managing a public company’s corporate compliance and/or corporate governance

10      Zoetis 2023 Proxy Statement

Proxy Summary
	Paul M. Bisaro	Vanessa Broadhurst	Frank A. D’Amelio	Sanjay Khosla	Antoinette R. Leatherberry	Michael B. McCallister	Gregory Norden	Louise M. Parent	Kristin C. Peck	Willie M. Reed	Linda Rhodes	Robert W. Scully
Skill / Experience
Academia				✓	✓					✓	✓
Animal Health			✓	✓			✓		✓	✓	✓
Consumer Products	✓	✓	✓	✓		✓	✓	✓
Digital & Technology			✓		✓	✓
Global Businesses	✓	✓	✓	✓			✓	✓	✓			✓
Human Capital Management		✓	✓	✓	✓	✓	✓	✓	✓	✓		✓
Life Sciences	✓	✓	✓			✓	✓		✓	✓	✓
Manufacturing & Supply	✓		✓	✓					✓
Marketing & Sales	✓	✓		✓		✓			✓	✓	✓	✓
Mergers & Acquisitions	✓	✓	✓	✓		✓	✓	✓	✓			✓
Research & Development				✓		✓				✓	✓
Public Company Skill / Experience
Other Public Company Board Member	✓		✓	✓		✓	✓	✓	✓		✓	✓
Public Company CEO	✓					✓			✓		✓
Public Company CFO; or Finance and Accounting			✓				✓					✓
Public Company GC; Compliance; or Corporate Governance	✓					✓		✓
Director Nominee	Continuing Director

Zoetis 2023 Proxy Statement      11

Proxy Summary
	Paul M. Bisaro	Vanessa Broadhurst	Frank A. D’Amelio	Sanjay Khosla	Antoinette R. Leatherberry	Michael B. McCallister	Gregory Norden	Louise M. Parent	Kristin C. Peck	Willie M. Reed	Linda Rhodes	Robert W. Scully
Demographic Background
Age and Tenure
Age (as of March 15, 2023)	62	54	65	71	61	70	65	72	51	68	73	73
Board Tenure (full years)	7	0	10	9	2	10	10	9	3	9	5	9
Other Public Boards
Number	2	0	2	1	1	2	3	1	1	0	0	2
LGBTQIA+ (optional reporting)
Identify as LGBTQIA+
Race / Ethnicity* (optional reporting)
Black or African American		✓			✓					✓
American Indian or Alaska Native
Asian				✓
Hispanic or Latino
Native Hawaiian or Other Pacific Islander
White	✓		✓			✓	✓	✓	✓		✓	✓
Other
Born or Raised Outside the US (optional reporting)				✓
Gender	Male	Female	Male	Male	Female	Male	Male	Female	Female	Male	Female	Male
Director Nominee	Continuing Director	*	Based on U.S. Census Bureau designations

12      Zoetis 2023 Proxy Statement

Corporate Governance at Zoetis

Item 1	Election of Directors
Our Board currently consists of twelve directors. Prior to our 2022 Annual Meeting of Shareholders, the directors were divided into three classes and held office for staggered terms of three years and until their successors were elected and qualified, or until their earlier death, resignation or removal. At our 2022 Annual Meeting of Shareholders, an amendment to our restated certificate of incorporation was approved by our shareholders, and subsequently filed and became effective, to declassify our Board. Beginning with the 2022 Annual Meeting of Shareholders, each class of directors is now elected to a one-year term rather than a three-year term upon the expiration of such class’s existing term, resulting in a fully declassified Board beginning with the 2024 Annual Meeting of Shareholders.
The directors whose terms expire at the 2023 Annual Meeting of Shareholders are:
• Paul M. Bisaro	• Gregory Norden
• Vanessa Broadhurst	• Louise M. Parent
• Frank A. D’Amelio	• Kristin C. Peck
• Michael B. McCallister	• Robert W. Scully
Each of the above directors has been nominated by the Board, upon the recommendation of its Corporate Governance and Sustainability Committee, to stand for election for a one-year term expiring at the 2024 Annual Meeting of Shareholders. The Corporate Governance and Sustainability Committee considers a number of factors and principles in determining the slate of director nominees for election to the Board, as discussed in the section titled “Director Nominations” below. The Corporate Governance and Sustainability Committee and the Board have evaluated each of these directors against the factors and principles Zoetis uses to select director nominees. Based on this evaluation, the Corporate Governance and Sustainability Committee and the Board have concluded that it is in the best interests of Zoetis and its shareholders for each of these directors to continue to serve as a director of Zoetis.
Our Board has appointed Heidi C. Chen and Salvatore J. Gagliardi as proxies to vote your shares on your behalf. The proxies intend to vote for the election of each of the above named directors unless you indicate otherwise on your proxy card, voting instruction form or when you vote by telephone or online. Each candidate has consented to being named in this proxy statement and serving as a director if elected. However, if any nominee is not able to serve, the Board can either designate a substitute nominee to serve in his or her place as a director or reduce the size of the Board. If the Board nominates another individual, the person named as a proxy may vote for such substitute nominee.
In order to be elected, a nominee must receive more votes cast “For” than “Against” his or her election. Abstentions and broker non-votes will have no effect on the outcome of the vote. See “Corporate Governance Principles and Practices  —  Majority Voting Standard for Director Elections” for more information about our procedures if a nominee fails to receive a majority of the votes in an uncontested election.

Zoetis 2023 Proxy Statement      13

Corporate Governance at Zoetis
Our Board recommends that you vote “For” the election of each of the Board’s nominees for election —  Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. McCallister, Mr. Norden, Ms. Parent, Ms. Peck and Mr. Scully — to serve as directors of Zoetis until our 2024 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Board believes that each of these nominees has a strong track record of being a responsible steward of shareholders’ interests and of bringing valuable insight, perspective and expertise to the Board. In each individual’s biography set forth on pages 16 to 22, we highlight specific experience, qualifications and skills that led the Board to conclude that each individual should continue to serve as a director of Zoetis.

Item 1 Recommendation: Our Board unanimously recommends that you vote FOR the election of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. McCallister, Mr. Norden, Ms. Parent, Ms. Peck and Mr. Scully as directors.

14      Zoetis 2023 Proxy Statement

Corporate Governance at Zoetis
Information About Directors
Our Directors
The following table sets forth certain information regarding the director nominees and the directors of the Company whose terms will continue after the 2023 Annual Meeting of Shareholders.
Name	Position(s) with the Company	Term Expires
Paul M. Bisaro*	Director	2023(1)
Vanessa Broadhurst*	Director	2023(1)
Frank A. D’Amelio*	Director	2023(1)
Sanjay Khosla*	Director	2024
Antoinette Leatherberry*	Director	2024
Michael B. McCallister*	Non-Executive Chair of the Board and Director	2023(1)
Gregory Norden*	Director	2023(1)
Louise M. Parent*	Director	2023(1)
Kristin C. Peck	CEO and Director	2023(1)
Willie M. Reed*	Director	2024
Linda Rhodes*	Director	2024
Robert W. Scully*	Director	2023(1)
*
Independent Director

(1)
Nominee for re-election at the 2023 Annual Meeting for a term expiring in 2024.

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Our Director Nominees
Paul M. Bisaro Age 62 Director since May 2015
Specific qualifications:
•
Senior management experience, including as former CEO of Actavis plc (formerly Watson Pharmaceuticals) and Impax Laboratories, Inc.

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Experience in global healthcare and pharmaceutical industries

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Expertise in mergers and acquisitions

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Public company director experience

Paul M. Bisaro, is the former Executive Chairman of Amneal Pharmaceuticals, Inc., a global specialty pharmaceutical company, from May 2018 to August 2019. Amneal was formed by the merger of Amneal Pharmaceuticals LLC and Impax Laboratories, Inc., which Mr. Bisaro led during his tenure as President and Chief Executive Officer from March 2017 to May 2018, during which he oversaw, among others, all marketing and sales activities. Mr. Bisaro was previously the Executive Chairman of the Board of Directors of Allergan plc (formerly Actavis plc) from July 2014 to October 2016, where he played a leading role in growing the company through M&A activity. Until June 2014, Mr. Bisaro served as Board Chairman, President and Chief Executive Officer of Actavis (formerly Watson Pharmaceuticals), a global pharmaceutical company. He was appointed President, Chief Executive Officer and a member of the Board of Watson in September 2007 and was later appointed Board Chairman in October 2013. Prior to Watson, Mr. Bisaro was President, Chief Operating Officer and member of the Board of Barr Pharmaceuticals, Inc., a global specialty and generic drug manufacturer where he was responsible for global manufacturing operations. Mr. Bisaro served as Barr’s General Counsel from 1992 to 1999, and from 1997 to 1999 served in various additional capacities including Senior Vice President — Strategic Business Development. Mr. Bisaro brings nearly 30 years of experience in various legal and executive leadership positions in the pharmaceutical industry.
In addition to his service on the Zoetis Board, Mr. Bisaro serves as Chair of the Board of Mallinckrodt plc (since June 2022) and serves on the Board of Directors of Myriad Genetics, Inc. (since October 2022). Mr. Bisaro previously served on the Boards of Allergan plc (and its predecessor companies), Zimmer Biomet Holdings, Inc., Amneal Pharmaceuticals (and its predecessor Impax) and TherapeuticsMD, Inc. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from The Catholic University of America in Washington, D.C. Mr. Bisaro’s global business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board.

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Vanessa Broadhurst Age 54 Director since July 2022
Specific qualifications:
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Experience in business leadership and senior management, including as Executive Vice President, Global Corporate Affairs at Johnson & Johnson

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Expertise in consumer healthcare marketing and digital communications

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Global pharmaceutical business experience

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Direct-to-consumer advertising experience

Vanessa Broadhurst currently serves as the Executive Vice President, Global Corporate Affairs at Johnson & Johnson, a global company focused on products related to human health and well-being, where she is also a member of the company’s Executive Committee (since December 2021). At Johnson & Johnson, Ms. Broadhurst leads the company’s corporate marketing, communication, including consumer communications, design, including packaging and product design, and philanthropy functions. Ms. Broadhurst also has oversight of Johnson & Johnson Health & Wellness Solutions where she has leadership responsibilities, including human capital management, for a significant number of employees. Prior to her current role at Johnson & Johnson, Ms. Broadhurst served as Company Group Chairman, Global Commercial Strategy for Pharmaceuticals from 2019 to December 2021 and President, Cardiovascular and Metabolism from 2017 to 2018. Prior to Johnson & Johnson, Ms. Broadhurst was General Manager, Cardiovascular and Bone Business Units (2014 – 2017), where she had a leadership position in M&A activity, and General Manager, Inflammation and Cardiovascular Business Units (2013 – 2014) at Amgen. From 2005 – 2013 Ms. Broadhurst served in various senior leadership roles at Johnson & Johnson. Prior to 2005 Ms. Broadhurst was Head, Global Gastroenterology Marketing at Novartis (2003 – 2005) and served in various roles of increasing responsibility at Abbott Laboratories (1994 – 2003).
Ms. Broadhurst serves as a member of The Executive Leadership Council (ELC) and as a Board member of the Ad Council. She received a Master of Business Administration from the Ross School of Business at University of Michigan, where she was a Consortium Fellow, and a Bachelor of Arts degree from the University of Colorado, Boulder. Ms. Broadhurst’s consumer healthcare marketing and digital communications expertise, as well as her business experience with the global pharmaceutical industry, make her a valuable member of our Board.
Frank A. D’Amelio Age 65 Director since July 2012
Specific qualifications:
•
Experience in finance and accounting and senior management, including as former CFO of Pfizer

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Expertise in mergers and acquisitions

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Global business experience

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Public company director experience

Frank D’Amelio is the former Executive Vice President and Chief Financial Officer of Pfizer Inc., a global pharmaceutical company (June 2020 to May 2022) and a member of Pfizer’s Senior Executive Leadership Team. Mr. D’Amelio currently serves as a CFO in residence at the Deloitte CFO Academy. From June 2020 through December 2021 Mr. D’Amelio also served as Pfizer’s Executive Vice President, Global Supply and Business

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Operations. Mr. D’Amelio previously served as Pfizer’s Executive Vice President, Business Operations and Global Supply and Chief Financial Officer from October 2018 until June 2020 and Executive Vice President, Business Operations and Chief Financial Officer from December 2010 to September 2018. He joined Pfizer in September 2007 and held various positions, including Senior Vice President and Chief Financial Officer. During Mr. D’Amelio’s tenure at Pfizer he led many acquisitions and partnerships valued at nearly $200 billion, including numerous transformative transactions such as the acquisition of Wyeth as well as the divestitures of the animal health, consumer health and mature products businesses and oversaw the company’s information technology function and global supply chain. From November 2006 to August 2007, Mr. D’Amelio was the Senior Executive Vice President of Integration and Chief Administrative Officer at Alcatel-Lucent, S.A., a global telecommunications equipment company. From January 2006 to November 2006, Mr. D’Amelio was the Chief Operating Officer of Lucent Technologies, with responsibility for leading business operations, including sales, the product groups, the services business, the supply chain, information technology operations, human resources and labor relations. From May 2001 until January 2006, he was appointed Executive Vice President, Administration, and Chief Financial Officer of Lucent.
In addition to his service on the Zoetis Board of Directors, Mr. D’Amelio currently serves as a member of the Board of Directors of Humana Inc. (since September 2003) and as a member of the Board of Directors of Hewlett Packard Enterprise (since January 2023). He also formerly served as a member of the National Advisory Board of JPMorgan Chase & Co. Mr. D’Amelio earned his bachelor’s degree in Accounting from St. Peter’s College and his MBA in Finance from St. John’s University. Mr. D’Amelio’s global senior management experience, finance and operational expertise, and knowledge of the pharmaceuticals industry, along with his public company board experience, make him a valuable member of our Board.
Michael B. McCallister Age 70 Director since January 2013 Board Chair since June 2013	Specific qualifications: • Senior management experience, including as former CEO of Humana • Accounting background • Board chair experience • Public company director experience
Michael McCallister is the former Chairman of the Board and CEO of Humana Inc. Mr. McCallister joined Humana, a health care company offering insurance products and health and welfare services, including insurance products sold directly to consumers, in 1974 and served as its Chief Executive Officer from February 2000 until his retirement in December 2012. During his tenure as CEO Mr. McCallister led numerous M&A transactions, had significant oversight responsibility for the company’s compliance, human capital management and marketing and sales functions and gained research and development experience through oversight of the company’s development of insurance products for governments, individuals and companies. Mr. McCallister also served as Chairman of the Board of Humana from August 2010 to December 2013. Prior to joining Humana in 1974 Mr. McCallister served as the CEO of several hospitals where he gained significant life sciences experience.
In addition to his service on the Zoetis Board of Directors, Mr. McCallister currently serves as a member of the Board of Directors of AT&T (since February 2013) and Fifth Third Bank (since November 2011). Mr. McCallister

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formerly served on the Board of Directors of National City Corp. Mr. McCallister also served for many years on the Board of the Business Roundtable and was Chairman of its Health and Retirement Task Force. Mr. McCallister holds a bachelor’s degree in Accounting from Louisiana Tech University and an MBA from Pepperdine University. Mr. McCallister’s senior management experience in the healthcare industry and operational expertise, along with his public company board experience, make him a valuable member of our Board.
Gregory Norden Age 65 Director since January 2013
Specific qualifications:
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Corporate finance experience, including as former CFO of Wyeth

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Experience in global healthcare and pharmaceutical industries

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Accounting background, including as an audit manager at a major accounting firm

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Public company director experience

Gregory Norden is the former Chief Financial Officer of Wyeth, a global pharmaceutical and health care products company, where he had various responsibilities, including driving the company’s M&A strategy. Prior to his role as Chief Financial Officer of Wyeth, Mr. Norden held various senior positions with Wyeth Pharmaceuticals, formerly American Home Products (from 1989 to October 2009), including experience working with Fort Dodge Animal Health, a manufacturer of animal health products, that was part of Wyeth. Mr. Norden is currently the Managing Director of G9 Capital Group LLC (since January 2010), which invests in early-stage ventures and provides corporate finance advisory services. Prior to his affiliation with Wyeth, Mr. Norden served as Audit Manager at Arthur Andersen & Co, working primarily with multinational companies in the life sciences, consumer goods and financial services industries. Mr. Norden has over 20 years of leadership and financial management experience in global healthcare and pharmaceuticals.
In addition to his service on the Zoetis Board of Directors, Mr. Norden currently serves as a member of the Board of Directors of NanoString Technologies (since July 2012), Praxis (since March 2019), and Royalty Pharma (since June 2020). Mr. Norden formerly served on the Board of Directors of Human Genome Sciences, Welch Allyn, Univision and Entasis. Mr. Norden’s experience as a senior executive in the global healthcare and pharmaceutical industries, and finance and consumer products expertise, along with his public company board experience, make him a valuable member of our Board.

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Louise M. Parent Age 72 Director since August 2013
Specific qualifications:
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Legal, operations, senior management and global business experience as former General Counsel and executive of American Express

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Experience in corporate governance, board matters, compliance and risk management

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Global business and regulatory relations experience

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Public company director experience

Louise Parent is the former Executive Vice President and General Counsel of American Express Company, a global services company that provides consumer charge and credit card products and travel-related services, from January 2004 to 2013. From 2014 through December 2021, Ms. Parent served as Of Counsel at the law firm of Cleary Gottlieb Steen & Hamilton LLP. Ms. Parent brings deep experience in corporate governance and board matters, and in human capital management, compliance and risk management, gained during her tenure with American Express, where she worked extensively with the Audit, Compensation, and Nomination and Governance committees in her role as General Counsel. In addition, while at American Express Ms. Parent led a number of M&A transactions and oversaw the legal function responsible for executing M&A transactions globally. Ms. Parent also served on the Operating Committee and global management team of American Express from 2003 through 2013, was a member of the Board of American Express Centurion Bank through 2013 and served on the Supervisory Board of Deutsche Bank AG from 2014 to 2018.
In addition to her service on the Zoetis Board of Directors, Ms. Parent currently serves as a member of the Board of Directors of Fidelity National Information Services Inc. (since November 2017). Ms. Parent holds a bachelor’s degree from Smith College and a law degree from Georgetown University Law Center. Ms. Parent’s experience and expertise in corporate governance, compliance, risk management and global management, along with her public company board experience and financial literacy, make her a valuable member of our Board.
Kristin C. Peck Age 51 Director since October 2019
Specific qualifications:
•
Knowledge and leadership of Zoetis as our current CEO

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Experience in animal health and pharmaceutical industries

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Senior management and global business experience

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Public company director experience

Kristin Peck currently serves as Zoetis’ Chief Executive Officer, a role she has held since January 2020, and as member of the Board of Directors since October 2019. Prior to becoming CEO at Zoetis, the global leader in the annual health industry, Ms. Peck was Executive Vice President and Group President, U.S. Operations, Business Development and Strategy at Zoetis from March 2018 to December 2019. Ms. Peck previously served as our Executive Vice President and President, U.S. Operations from May 2015 to February 2018 and Executive Vice President and Group President from October 2012 through April 2015, where she had oversight for our business development, global manufacturing and supply and marketing and sales functions. In these roles,

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Ms. Peck helped usher Zoetis through its Initial Public Offering in 2013 and has been a driving force of change in areas including Global Manufacturing and Supply, Global Poultry, Global Diagnostics, Corporate Development, and New Product Marketing and Global Market Research. Before joining Zoetis, Ms. Peck served as Executive Vice President, Worldwide Business Development and Innovation at Pfizer Inc. (February 2004 — October 2012) and as a member of Pfizer’s Executive Leadership Team, where she gained human capital management experience. Prior to joining Pfizer, Ms. Peck held roles at The Boston Consulting Group (BCG) (1999 — 2004) as well as in private equity and real estate finance at The Prudential Realty Group, The O’Connor Group and J.P. Morgan.
In addition to her service on the Zoetis Board of Directors, Ms. Peck currently serves as a member of the Board of Directors of BlackRock (since September 2021) and of Catalyst, a global non-profit that helps companies accelerate women into leadership and formerly served on the Board of Directors of Thomson Reuters. Ms. Peck is a member of the Business Roundtable, The Business Council, President of HealthforAnimals and is also a member of the Advisory Board for the Deming Center for Quality, Productivity and Competitiveness at Columbia Business School. Ms. Peck holds a bachelor’s degree from Georgetown University and an MBA from Columbia Business School. Ms. Peck’s knowledge and leadership of the Company as our current CEO, her animal health and pharmaceutical industry experience, and her global operational expertise, along with her public company board experience, make her a valuable member of our Board.
Robert W. Scully Age 73 Director since June 2013
Specific qualifications:
•
Experience in financial services and global management, including as a member of the Office of the Chairman of Morgan Stanley

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Public company experience in risk management, audit and financial reporting

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Mergers and acquisitions expertise

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Public company director experience

Robert Scully is a former member of the Office of the Chairman of Morgan Stanley, a role in which he served from 2007 until January 2009. Prior to his service as a member of the Office of the Chairman of Morgan Stanley, he served as Co-President responsible for Asset Management, Discover Credit Cards from 2006 to 2007, where several global business units reported directly to him, and he was responsible for marketing and sales. Prior to assuming the position of Co-President at Morgan Stanley, he served as Chairman of Global Capital Markets from 2004 to 2006, Vice Chairman of Investment Banking from 1999 to 2006, and Managing Director from 1996 to 2009, where he gained human capital management experience. Prior to joining Morgan Stanley in 1996, Mr. Scully served as Managing Director at Lehman Brothers from 1993 to 1996, at Scully Brothers Foss & Wight from 1989 to 1993 and as Managing Director at Salomon Brothers in Investment Banking and Capital Markets from 1984 to 1989. Mr. Scully has over 30 years of leadership experience in the global financial services industry, particularly in providing strategic advice to global enterprises regarding M&A transactions.
In addition to his service on the Zoetis Board of Directors, Mr. Scully currently serves as a member of the Board of Directors of KKR & Co. Inc. (since July 2010) and Chubb Limited (since May 2014). Previously, he served as a member of the Board of Directors of UBS Group AG, Bank of America Corporation, GMAC Financial Services

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and MSCI Inc., and as a Public Governor of FINRA, Inc., the Financial Industry Regulatory Authority. Mr. Scully holds a bachelor’s degree from Princeton University and an MBA from Harvard Business School, where he previously served on its Board of Dean’s Advisors. Mr. Scully’s global management experience, financial acumen, M&A expertise and investor insights, along with his public company board experience, make him a valuable member of our Board.

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Remaining Current Directors
Sanjay Khosla Age 71 Director since June 2013
Specific qualifications:
•
International business and management experience, including as EVP and President, Developing Markets of Kraft Foods (now Mondelēz International)

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Global operational experience, including in developing markets

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Experience in animal health industry

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Public company director experience

Sanjay Khosla is the former Executive Vice President and President, Developing Markets of Mondelēz International, Inc., a global food, beverage and snack company (January 2007 to March 2013) and is currently a senior fellow and adjunct professor at the Kellogg School of Management, Northwestern University (since June 2013) and a Senior Advisor for the Boston Consulting Group (since April 2013). Mr. Khosla is also the CEO of Bunnik LLC, a management consulting firm (since 2013). As President, Developing Markets of Kraft Foods (now Mondelēz International), Mr. Khosla transformed the $5 billion business into a $16 billion business, and gained leadership experience in manufacturing and supply, marketing and sales and M&A. Mr. Khosla brings more than 35 years of international business experience from his career with food, beverage and consumer product leaders such as Mondelēz, Kraft, Fonterra and Unilever, where he managed various business units, particularly in developing markets, oversaw human capital management functions and was responsible for R&D and innovation in a number of roles. He also has animal health experience from his two-year tenure from 2004 to 2006 as Managing Director of Fonterra Brands and Food Service, a multinational dairy cooperative based in New Zealand.
In addition to his service on the Zoetis Board of Directors, Mr. Khosla currently serves as a member of the Board of Directors of Igniting Consumer Health Acquisition Company Limited (since September 2021) and also serves on a number of private company boards, including the board of Qualsights (since November 2022). Mr. Khosla formerly served on the Board of Directors of Best Buy, Inc., NIIT, Ltd. and Iconix Brand Group, Inc. Mr. Khosla holds a bachelor’s degree in electrical engineering from the Indian Institute of Technology in New Delhi. Mr. Khosla also completed the Advance Management Program at Harvard Business School. Mr. Khosla’s international business and management experience and consumer products marketing and sales expertise, along with his public company board experience, make him a valuable member of our Board.
Antoinette R. Leatherberry Age 61 Director since December 2020
Specific qualifications:
•
Extensive experience with complex technology transformations during her Deloitte career advising Fortune 500 companies

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Strategic digital technology experience

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Diversity and inclusion leadership

Antoinette R. Leatherberry is a former Principal at Deloitte. Ms. Leatherberry retired from Deloitte, an industry-leading consulting, audit, tax, and advisory services company, in October 2020 after culminating a 30-year

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career of working with Fortune 500 companies on complex information technology transformations, strategy and implementation, data analytics, data strategy and operational issues and is currently pursuing a doctorate in higher education policy at Widener University. At Deloitte, she most recently served as Board Relations Leader for the Risk and Financial Advisory practice from September 2017 to October 2020. Before September 2017, she served as a Principal (equity owner) in Technology Strategy since August 1991. During her tenure at Deloitte Ms. Leatherberry had responsibility for leading global teams, recruiting strategies and hiring and workforce planning. Ms. Leatherberry also served as President of the Deloitte Foundation from June 2016 to October 2020. She has authored numerous articles and publications on information technology and governance and was named to the National Association of Corporate Directors (NACD) Directorship 100 in 2019 and 2020.
In addition to her service on the Zoetis Board of Directors, Ms. Leatherberry currently serves as a member of the Board of Directors of Digital Direct Holdings (since February 2022). Ms. Leatherberry also sits on several private company boards, including STRIVE (since January 2022), the American Family Insurance Mutual Holding Company (since December 2020), the Widener University Board of Trustees, the Boston University Board of Trustees and the advisory board of the Ellig Group (since November 2022). She holds a bachelor’s degree in Mechanical Engineering from Boston University and an MBA in Operations Management and Supervision from Northeastern University. Ms. Leatherberry’s extensive experience with complex technology transformations, her strategic digital technology experience, her corporate governance expertise, and her diversity and inclusion leadership, make her a valuable member of our Board.
Willie M. Reed Age 68 Director since March 2014
Specific qualifications:
•
Thought leadership in the animal health community, including as Dean of the College of Veterinary Medicine at Purdue University

•
Doctorates in veterinary medicine and pathology

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Expertise in infectious diseases, avian pathology, poultry veterinary medicines, diagnostics and vaccines, animal care and welfare

•
Senior management experience

•
Experience working with various government agencies

Dr. Willie Reed currently serves as the Dean of the College of Veterinary Medicine at Purdue University, a role he has held since January 2007. Prior to his current role Dr. Reed served as Professor of Veterinary Pathology, Chairperson of the Department of Diagnostic Investigation (1997 — December 2006) and Director of the Diagnostic Center for Population and Animal Health (1990 — December 2006) at Michigan State University. Previously Dr. Reed served as chief of Purdue’s Avian Diseases Diagnostic Service (1985 — 1990), assistant professor of veterinary pathology (1982 — 1987) and associate professor of veterinary pathology (1987-1990). Dr. Reed has more than 40 years of experience in animal health and veterinary medicine, including marketing of diagnostic services for diagnostic laboratories, gained during his tenure at Purdue University and Michigan State University, and as a Diplomate of the American College of Veterinary Pathologists and Charter Diplomate of the American College of Poultry Veterinarians.

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Dr. Reed has served as President of the Association of American Veterinary Medical Colleges, President of the American Association of Veterinary Laboratory Diagnosticians, President of the American Association of Avian Pathologists and Chair of the American Veterinary Medical Association Council on Research. He has served on a number of committees for the National Institutes of Health and the United States Department of Agriculture. Dr. Reed has a DVM from Tuskegee University and a Ph.D. in Veterinary Pathology from Purdue University. Dr. Reed’s experience and expertise in veterinary medicines, diagnostics and vaccines and his thought leadership in the animal health community make him a valuable member of our Board.
Linda Rhodes Age 73 Director since August 2017
Specific qualifications:
•
Broad animal health industry experience, including as CEO of animal health start-up company and founder of animal health contract research organization

•
Experience in private veterinary practice

•
Doctorates in veterinary medicine and physiology

•
Public company chief scientific officer experience

•
Public company director experience

Dr. Linda Rhodes is the former Chief Scientific Officer and Chief Executive Officer of Aratana Therapeutics, Inc. Dr. Rhodes served as Chief Scientific Officer of Aratana Therapeutics from September 2012 to May 2016 and served as its Chief Executive Officer and as a member of its Board of Directors from February 2011 to September 2012. During her tenure at Aratana Dr. Rhodes oversaw the company’s drug development and strategy for commercialization and gained significant marketing and sales experience. She is currently an adjunct faculty member of the Graduate Program in Endocrinology and Animal Biosciences at Rutgers University in New Brunswick, New Jersey. Dr. Rhodes has extensive experience as a research scientist, academic, veterinary practitioner and business leader, spanning over 30 years across the animal health industry. She is a co-founder of AlcheraBio, LLC, a veterinary contract research organization (currently named Argenta) founded in 2001, and held various research and development positions with Merial, Merck and Company, and Sterling-Winthrop Drug Company.
Dr. Rhodes formerly served as a member of the Board of Directors of ImmuCell Corporation. She serves on the Scientific Advisory Board of the Found Animals Foundation and recently retired after 20 years of service on the Board of Directors of the Alliance for Contraception in Cats and Dogs. Dr. Rhodes earned her VMD from the University of Pennsylvania and her Ph.D. in Physiology from Cornell University. Dr. Rhodes’ experience as a research scientist, academic, veterinary practitioner, entrepreneur and business leader, her public company board experience and her knowledge of the animal health business make her a valuable member of our Board.

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Key Corporate Governance Features
Topic	Zoetis Key Corporate Governance Feature
Board Quality and Independence
•
Board consists of highly-qualified, experienced and diverse directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk

•
All directors are independent other than our current CEO

Independent Board Chair
•
Current Board Chair is an independent director and is elected by the Board annually

•
If the roles of CEO and Board Chair are combined, independent directors will annually elect a lead independent director

Board Committees	• All four Board Committees — Audit, Human Resources, Corporate Governance and Sustainability, Quality and Innovation — are composed entirely of independent directors
Executive Sessions
•
Directors hold regularly scheduled executive sessions where directors can discuss matters without management presence

•
Independent Board Chair, or, if applicable, the lead independent director, presides over all executive sessions of the Board

Board Oversight of Risk	• Risk oversight by full Board and Committees, including oversight of the Enterprise Risk Management program, financial reporting, information security and audit risk assessments
Proxy Access	• Our shareholders may nominate directors through proxy access
Board Oversight of Management Succession	• Board regularly reviews and discusses succession plans for CEO and other key executives
Board Self-Evaluation	• Board conducts an annual evaluation of itself and each of its Committees • In 2023, written responses to evaluations will be supplemented with individual one-on-one interviews
Accountability
•
In uncontested director elections, our directors are elected by a majority of votes cast

•
Each of our directors is elected annually (declassification of our Board over a three-year period began in 2022 and commencing in 2024 all of our directors will be elected annually)

•
Each share of common stock is entitled to one vote

•
Our Code of Conduct fosters a culture of honesty and accountability

•
Anti-hedging and anti-pledging policies covering directors and employees

•
Claw-back policy covering incentive compensation paid to executives

Director Stock Ownership	• Each non-employee director is required to hold Zoetis stock worth at least $500,000 (including share equivalent units), to be acquired within five years of joining our Board
Open Lines of Communication
•
Processes in place to facilitate communication with shareholders and other stakeholders

•
Board promotes open and frank discussions with management and there is ongoing communication between our Board (including the Board and Committee Chairs) and management

•
Our directors have access to all members of management and other employees and are authorized to hire outside advisors at the Company’s expense

Board Refreshment
•
Led by the Corporate Governance and Sustainability Committee, the Board regularly reviews the Board’s composition with a focus on identifying and evaluating potential board candidates

•
Mandatory Retirement Policy at age 75, absent special circumstances

Director Orientation and Continuing Education
•
Comprehensive orientation for new directors

•
Continuing education consisting of in-house presentations, presentations by industry and subject matter experts, third-party director courses and site and customer visits

Board Diversity
•
Diverse board with female and racial/ethnic representation

•
Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees

•
The Corporate Governance and Sustainability Committee considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria

Corporate Responsibility & ESG/Sustainability
•
The Board exercises ultimate oversight over the Company’s sustainability strategy and program, and monitors the Company’s overall sustainability progress

•
The Board’s Committees oversee the Company’s sustainability practices, including animal welfare, human capital management, DE&I, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance

•
In June 2022, Zoetis published its 2021 Sustainability Progress Update and 2021 ESG and SASB Index, which take into account the disclosure frameworks and guidance of leading sustainability organizations, such as the Sustainability Accounting Standards Board, the Task Force on Climate-Related Financial Disclosures, and the United Nations Sustainable Development Goals

•
In 2021, Zoetis participated in the CDP (formerly the Carbon Disclosure Project) climate change survey for the first time and submitted for scoring in 2022

•
In 2022, Zoetis participated in the CDP water survey for the first time

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Corporate Governance Principles and Practices
Director Independence
It is the policy of the Company, and a requirement under New York Stock Exchange (“NYSE”) listing standards, that a majority of our Board consists of independent directors. To assist it in determining director independence, our Board has adopted categorical independence standards, referred to as our Director Qualification Standards, which meet the independence requirements of the NYSE. Our Director Qualification Standards can be found as part of our Corporate Governance Principles (the “Principles”) in the Corporate Governance section of our website at www.zoetis.com.
To be considered “independent” under our Director Qualification Standards, a director must be determined by our Board to have no material relationship with the Company other than as a director. In addition, under our Director Qualification Standards, a director is not independent if the director is, or has been within the last three years, an employee of the Company or an employee of any subsidiary of the Company’s consolidated group for financial reporting.
From January 1, 2022 to July 24, 2022, our Board consisted of eleven directors: Paul M. Bisaro, Frank A. D’Amelio, Sanjay Khosla, Antoinette R. Leatherberry, Michael B. McCallister, Gregory Norden, Louise M. Parent, Kristin C. Peck, Willie M. Reed, Linda Rhodes and Robert W. Scully. On July 25, 2022, Vanessa Broadhurst was appointed to the Board, and the Board was increased in size to twelve directors.
On February 8, 2023, our Board completed its annual review of director independence and affirmatively determined that each of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Khosla, Ms. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Dr. Reed, Dr. Rhodes and Mr. Scully are independent under NYSE listing standards and our Director Qualification Standards. The only non-independent director under NYSE listing standards and our Director Qualification Standards is Ms. Peck, due to her current employment as the Company’s CEO and prior service as a Zoetis executive officer.
Board Leadership Structure
Our Amended and Restated By-laws (the “By-laws”) and our Principles, which can be found in the Corporate Governance section of our website at www.zoetis.com, provide the Board flexibility in determining whether the roles of CEO and Board Chair should be separated or combined. In addition, the Principles require that if the individual elected as the Board Chair is the CEO, the independent directors shall also elect a lead independent director to preside over executive sessions of the independent directors, facilitate information flow and communication among the directors and perform such other duties and exercise such other powers as prescribed from time to time by the Board. The Board believes that this flexibility, combined with a commitment to strong independent leadership, gives the Board the ability to choose a leadership structure that is in the best interest of the Company and its shareholders at a given point in time. At least annually, the Board evaluates its leadership structure, and whether to separate or combine the roles of Chair and CEO based on the circumstances at the time of its evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations.
Currently, the roles of CEO and Board Chair are separate; Ms. Peck serves as our CEO and Mr. McCallister serves as Chair of our Board. The Board believes that this leadership structure, which separates the CEO and

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the Board Chair roles, is optimal at this time because it allows Ms. Peck to focus on operating and managing our large global company, while Mr. McCallister can focus on the leadership of the Board drawing on the benefit of his extensive management and CEO experience. Ms. Peck’s long tenure with our company, deep knowledge and expertise in the animal health industry, and track record of management success provide the company with strong and effective CEO leadership. Additionally, Mr. McCallister’s extensive public company board experience, including as the Chair of Humana’s Board, and multiple senior leadership roles he served while employed at Humana, including as CEO of Humana, provide the company with strong and effective Board leadership and allow him to be a particularly effective liaison between the Board and the Company’s management.
The Board believes that the current leadership structure is appropriate at the current time as it facilitates the ability of the Board to exercise its oversight role over management, provides multiple opportunities at the Board level for discussion and evaluation of management decisions and the direction of the Company, and ensures a significant role for non-management directors in the oversight and leadership of the Company. Our Board and management, including our Board Chair and CEO, work together to align on risk management and important enterprise-level decisions.
The Board Chair determines the agenda for each regular meeting of the Board and presides over all meetings of our shareholders and of the Board as a whole, including its executive sessions, and performs such other duties as may be designated in the By-laws or by the Board. The Board Chair may represent the Board in communications with shareholders and other stakeholders. Through the annual Board evaluation process, all Board members provide input on the design and structure of the Board itself and provide valuable insight regarding enterprise-level risk oversight.
Board Committee Membership
Our Board has a standing Audit Committee, Human Resources Committee, Corporate Governance and Sustainability Committee, and Quality and Innovation Committee.
The written charter of each of our standing Committees is available in the Corporate Governance section of our website at www.zoetis.com. Each Committee has the authority to hire outside advisors at the Company’s expense. All of the members of each of our Committees are independent under NYSE listing standards and our Director Qualification Standards, and the members of our Audit Committee and Human Resources Committee satisfy the additional NYSE and, in the case of the Audit Committee, Securities Exchange Act of 1934, as amended (the “Exchange Act”) independence requirements for members of Audit and Compensation Committees. The following table lists the Chair and current members of each Committee and the number of meetings held in 2022.

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Committee
Name	Independent	Audit	Human Resources	Corporate Governance and Sustainability	Quality and Innovation
Paul M. Bisaro	yes
Vanessa Broadhurst	yes
Frank A. D’Amelio	yes
Sanjay Khosla	yes
Antoinette R. Leatherberry	yes
Michael B. McCallister	yes
Gregory Norden	yes
Louise M. Parent	yes
Kristin C. Peck	no
Willie M. Reed	yes
Linda Rhodes	yes
Robert W. Scully	yes
Number of Meetings in 2022		8	6	6	4
 Chair    Member
Director Attendance
During 2022, our Board met six times. Each of our directors attended at least 75% of the meetings of the Board and Board Committees on which he or she served during 2022.
Compensation Committee Interlocks and Insider Participation
The current members of the Human Resources Committee are Robert W. Scully (Chair), Paul M. Bisaro, Sanjay Khosla, Antoinette R. Leatherberry and Gregory Norden. All of the current members are independent under NYSE listing standards (including the additional standards applicable to members of Compensation Committees) and our Director Qualification Standards. None of the current members are a former or current officer or employee of Zoetis or any of its subsidiaries. None of the current members have any relationship that is required to be disclosed under this caption under the rules of the SEC. During 2022, no executive officers of the Company served on the Compensation Committee (or its equivalent) or board of directors of another entity whose executive officer served on the Company’s Human Resources Committee or Board.

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Corporate Governance at Zoetis
Primary Responsibilities of Board Committees
Board Committees	Responsibilities
Audit Committee All Members Independent All Members Financially Literate Each of Mr. D’Amelio, Mr. Norden and Mr. Scully qualifies as an “audit committee financial expert”
•
Oversees the integrity of our financial statements and system of internal controls

•
Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent public accounting firm

•
Oversees the performance of our internal audit function

•
Oversees our risk management programs, including information security (which includes cybersecurity) and data privacy

•
Reviews reports from management, legal counsel and third parties (including our independent public accounting firm) relating to the status of our compliance with laws, regulations and internal procedures

Corporate Governance and Sustainability Committee All Members Independent
•
Responsible for the Company’s corporate governance practices, policies and procedures

•
Identifies and recommends candidates for election to our Board; recommends members and chairs of Board Committees

•
Advises on and recommends director compensation for approval by the Board

•
Administers our policies and procedures regarding related person transactions

•
Oversees our strategies, initiatives, activities and disclosures regarding ESG and sustainability

Human Resources Committee All Members Independent
•
Approves our overall compensation philosophy

•
Oversees our compensation and benefit programs, policies and practices and manages the related risks

•
Annually establishes the corporate goals and objectives relevant to the compensation of our CEO, reviews the goals established by our CEO for our other executive officers, and evaluates their performance in light of these goals

•
Recommends CEO compensation to the Board and approves the compensation of our other executive officers

•
Oversees our programs and policies regarding talent development, colleague engagement and DE&I

•
Administers our incentive and equity-based compensation plans

Quality and Innovation Committee All Members Independent
•
Evaluates our strategy, activities, results and investment in research and development and innovation

•
Oversees compliance with processes and internal controls relating to our manufacturing quality and environmental, health and safety (“EHS”) programs;

•
Reviews organizational structures and qualifications of key personnel in our supply chain, manufacturing quality and EHS functions

•
Oversees our programs with respect to animal welfare, adverse event reporting and product safety matters

Board’s Role in Risk Oversight
Enterprise Risk Management Program
As one of its primary responsibilities, the Board as a whole and through its Committees oversees the Company’s management of risk, including our Enterprise Risk Management (ERM) program. Our ERM program is designed to identify, assess and mitigate risks through a quantitative and qualitative assessment strategy that considers the nature and immediacy of a particular risk, as well as the likelihood of a risk occurring, and is evaluated and refreshed on an annual basis. Our Chief Compliance Officer, who reports to our Executive Vice President, General Counsel and Corporate Secretary, is responsible for overseeing our ERM program and our Corporate Compliance program. Our Chief Compliance Officer reports to the Audit Committee at every

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Corporate Governance at Zoetis
Audit Committee meeting and reports to our full Board at least twice a year. In addition, our Chief Audit Executive, who oversees our Internal Audit function, and our Controller, also participate in the ERM program to ensure that appropriate disclosure controls and procedures are in place based on the risks identified by the ERM program. Our Chief Audit Executive and our Controller also report to the Audit Committee at every Audit Committee meeting.
Management, including our Chief Compliance Officer, provides regular reports to the Board, the Audit Committee, and our executive team on the areas of material risk to the Company, and the Board discusses with management the Company’s major and emerging risks, including financial, operational, technological, privacy, cybersecurity, data and physical security, disaster recovery, legal and regulatory risks. Our ERM program is designed to identify, assess and mitigate risks through a quantitative and qualitative assessment strategy. Zoetis undertakes a comprehensive annual quantitative and qualitative evaluation of potential risks maintained and updated in a customized risk register that defines and categorizes each of these risks. Each risk is rated (critical, high, medium or low) based on potential impact and likelihood of the risk in its inherent (unmitigated) state and residual (mitigated) state. The comprehensive annual evaluation is led by the Zoetis ERM Task Force, a cross-functional group of key Zoetis enterprise leaders. The mitigation plans for risks rated “critical” and “high” are subject to continuous monitoring. The status of these risks, and effectiveness of the mitigation plans, is evaluated and updated by the Zoetis Executive Team on a quarterly basis.
As needed, our management, Board and Committees consult with outside advisors to assess risk identification and mitigation, including the anticipation of future threats and trends. In addition, the Board and its Committees regularly review the Company’s strategy, finances, operations, legal and regulatory developments, research and development, manufacturing quality and competitive environment, as well as the risks related to these areas.
Committee Oversight
The Board utilizes its various Committees to directly oversee certain key risks. Each Committee provides regular reports to the full Board regarding their areas of responsibility and oversight. We believe that our Board’s active role in risk oversight, including at the Committee level, supports our efforts to manage areas of material risk to the Company.
Audit Committee	Human Resources Committee	Corporate Governance and Sustainability Committee	Quality and Innovation Committee

•
Oversees the management of risks related to financial reporting, information security risks, including cybersecurity, regulatory compliance

•
Oversees the annual internal audit risk assessment, which identifies and prioritizes risks related to the Company’s internal controls in order to develop internal audit plans for future fiscal years

• Oversees the management of risks relating to our compensation plans and arrangements • Oversees the management of risks relating to our talent, human capital management and succession planning
•
Oversees risks associated with our ESG and sustainability practices, potential conflicts of interest and the management of risks associated with the independence of the Board

•
Oversees the effectiveness of the Principles and the Board’s compliance with our Code of Conduct

•
Oversees risks related to natural resources and climate, manufacturing quality and environmental, health and safety matters

•
Oversees risks associated with our strategy and investments in research and development and external innovation

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Corporate Governance at Zoetis
Information Security, including Cybersecurity
As a global leader in animal health, we are reliant on complex information systems and digital solutions that make us inherently vulnerable to malicious cyber intrusion and attack. In addition, we have been investing in data and digital capabilities and have expanded our diagnostics portfolio, and as a result, there could be an increased likelihood of a cyber attack or breach of security that could negatively impact us or our customers. To address these risks, we have a comprehensive enterprise-wide cybersecurity program aligned to the NIST Cybersecurity Framework industry standard and maintain cyber risk insurance coverage to defray the costs of potential information security breaches. The Company conducts automated online workforce training annually including ethical phishing campaigns on a regular basis throughout the year and cyber incident exercises with our executive team and Board at least annually.
We depend on third parties and applications on virtualized (cloud) infrastructure to operate and support our information systems and have an extensive third-party risk management program with a robust process for onboarding third parties. Our information security team, including our Executive Vice President, Chief Digital & Technology Officer and our Chief Information and Security Officer, provides regular cyber threat intelligence briefings to management and provides updates to our senior executives on the status of the Company’s security posture and our efforts to identify and mitigate information security risks and provides briefings and updates to our Audit Committee at least twice a year and the full Board at least annually.
Board’s Role in CEO and Management Succession
Our Board is responsible for planning for succession to the position of CEO as well as other senior management positions. Our Board works together with the CEO to review annual assessments of senior management and other persons considered potential successors to certain senior management positions.
Majority Voting Standard for Director Elections
Our By-laws contain a majority voting standard for all uncontested director elections. Under this standard, a director is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. Our Corporate Governance Principles provide that every nominee for director is required to agree to tender his or her resignation if he or she fails to receive the required majority vote in an uncontested director election. Our Corporate Governance and Sustainability Committee will recommend, and our Board will determine, whether or not to accept such resignation. The Board will then publicly disclose its decision-making process and the reasons for its decision.
In the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast. Under this standard, in a contested election the directors receiving the highest number of votes in favor of their election will be elected as directors.
Board Self-Evaluation
Our Board conducts an annual evaluation of itself and its Committees to assess its effectiveness and to identify opportunities for improvement. Our Board has successfully used this process to evaluate Board and Committee effectiveness and identify opportunities to strengthen the Board, and believes that this process supports its continuous improvement. In addition, to foster continuous improvement, during 2023, the written

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Corporate Governance at Zoetis
responses solicited from Board members will be supplemented by individual one-on-one interviews with each Board member conducted by the Chair of the Corporate Governance and Sustainability Committee to discuss additional feedback or perspectives the directors may have.
Director Nominations
The Corporate Governance and Sustainability Committee considers and recommends the annual slate of director nominees for approval by the full Board. When evaluating director candidates, the Corporate Governance and Sustainability Committee considers, among other factors: the candidate’s integrity; independence; leadership and ability to exercise sound judgment; academic, animal health or veterinary expertise; prior public company executive and board experience; significant human capital management, consumer products, life sciences, manufacturing and supply, marketing and sales, mergers and acquisitions, digital and technology or research and development experience; as well as other areas relevant to the Company’s global business. The Corporate Governance and Sustainability Committee is responsible for considering the appropriate size and needs of the Board, and may develop and recommend to the Board additional criteria for Board membership. The Board considers diversity of skills, experience, race, ethnicity, gender, cultural background and thought among directors when evaluating director nominees. Our Corporate Governance and Sustainability Committee also considers, and asks search firms to include in candidate lists, diverse director candidates who meet applicable search criteria.
The Corporate Governance and Sustainability Committee will consider director candidates recommended by shareholders. Recommendations should be sent to the Chair of the Corporate Governance and Sustainability Committee (in the manner described below) by December 3, 2023, to be considered for the 2024 Annual Meeting. The Corporate Governance and Sustainability Committee evaluates candidates recommended by shareholders under the same criteria it uses for other director candidates. Shareholders may also submit nominees for election at an annual or special meeting of shareholders by following the procedures set forth in our By-laws, which are summarized on page 98.
Board Refreshment and Retirement Policy
Board development and director succession is an integral part of the Company’s long-term strategy. Our Board maintains a rigorous board refreshment process, spearheaded by the Corporate Governance and Sustainability Committee, focused on identifying and evaluating potential board candidates. Information about how we select our director nominees can be found in the section above titled “Director Nominations.”
Under Zoetis’ Corporate Governance Principles, a director is required to retire from the Board effective immediately before the Company’s Annual Meeting of Shareholders following his or her 75th birthday. On the

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Corporate Governance at Zoetis
recommendation of the Corporate Governance and Sustainability Committee, the Board may waive this requirement as to any director if it deems such waiver to be in the best interests of the Company.
Communications With the Board
Under our Corporate Governance Principles, our CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, customers, employees, communities, suppliers, creditors, governments, corporate partners and other interested parties. While it is our policy that management speaks for the Company, non-employee directors, including the Board Chair, may meet with stakeholders, but in most circumstances such meetings will be held with management present. We believe that regular engagement with our stakeholders helps to strengthen our relationships with stakeholders, as well as to better understand stakeholders’ views on our corporate governance, ESG and sustainability practices.
Stakeholders and other interested parties may communicate with the Board, the Board Chair, any of our outside directors, or any Committee Chair at the following email address: BoardChair@zoetis.com or by directing the communication to the Corporate Secretary, Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054.
Communications are distributed to the Board, or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication, but exclude spam, junk mail and mass mailings, product inquiries, new product suggestions, job inquiries, surveys and business solicitations or advertisements. Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. However, any communication that is excluded under our policy will be made available to any director upon his or her request.
Attendance of Directors at Annual Meeting of Shareholders
We believe that it is important for directors to directly hear concerns expressed by stakeholders and other interested parties. It is our policy that all Board members are expected to attend the Annual Meeting of Shareholders. All Board members as of the date of the 2022 Annual Meeting of Shareholders were in attendance.
Code of Conduct
All of our directors and employees, including our CEO, Chief Financial Officer and Controller, are required to abide by our policies on business conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Code of Conduct can be found in the Corporate Compliance section of our website at www.zoetis.com. We will promptly disclose any future amendments to, or waivers from, provisions of this Code affecting our directors or executive officers on our website as required under applicable SEC and NYSE rules.

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Corporate Governance at Zoetis
Compensation of Directors
We provide competitive compensation to our non-employee directors that enables us to attract and retain high-quality directors, provides them with compensation at a level that is consistent with our compensation objectives, and encourages their ownership of our stock to further align their interests with those of our shareholders. A director who is also a full-time employee of the Company receives no additional compensation for service as a member of our Board. Compensation for non-employee directors is reviewed at least biennially by the Corporate Governance and Sustainability Committee.
In 2022, our non-employee directors’ compensation consisted of:
•
an annual cash retainer of $100,000, paid quarterly;

•
an additional cash retainer of $150,000, paid quarterly, for the Chair of the Board and an additional cash retainer of $25,000 for any Committee Chair; and

•
an equity retainer credited to each non-employee director upon his or her first election as such and annually thereafter with a value of $240,000 on the date of grant, based upon the closing price of shares of Zoetis common stock on that date.

Non-employee directors may defer the receipt of up to 100% of their applicable cash retainer under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan (the “Director Deferral Plan”). Any deferrals under the Director Deferral Plan are credited as phantom stock units in the Zoetis stock fund or an alternate investment fund, with each phantom stock unit representing one share of Zoetis common stock. Phantom stock units in the Zoetis stock fund receive dividend equivalent rights but do not receive voting rights and are settled in cash upon the director’s separation from service.
The equity retainer is granted in the form of restricted stock units that vest on the third anniversary of the date of grant. In December 2022, the Corporate Governance and Sustainability Committee approved a change in the vesting terms of restricted stock units granted to non-employee directors in 2023 to one-year cliff vesting.

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Corporate Governance at Zoetis
Non-employee directors may defer the settlement of 100% of their restricted stock unit awards under the Director Deferral Plan. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.

2022 Annual Director Compensation

$100,000
$240,000
Annual Cash Retainer
Annual Equity Retainer

Board Chair:

An additional $150,000 annual cash retainer

Committee Chair:

An additional $25,000 annual cash retainer

In 2022, we granted equity retainers in the form of restricted stock units, valued at $240,000 in the aggregate for each non-employee director on the date of grant, as follows:
•
On February 8, 2022, each of Ms. Parent and Leatherberry, Drs. Reed and Rhodes and Messrs. Bisaro, D’Amelio, Khosla, Norden, McCallister and Scully received 1,192 restricted stock units valued at $201.30 per share.

•
On July 25, 2022, Ms. Broadhurst received 1,370 restricted stock units valued at $175.18 per share.

Each restricted stock unit earns dividend equivalents which are credited as additional restricted stock units. Each non-employee director has a right to receive the shares of Zoetis common stock underlying the restricted stock units, if such restricted stock units are not deferred, on the third anniversary of the date of grant of the restricted stock units (or in the case of dividend equivalents, on the third anniversary of the date of grant of the underlying restricted stock units), subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specific events. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.
All directors are also eligible to participate in the Zoetis Foundation’s Matching Gift program. Under the Matching Gift program the Zoetis Foundation will match each director’s charitable donations, dollar for dollar, up to $5,000 per calendar year. The Zoetis Foundation is a charitable organization established by Zoetis Inc. and is a separate legal entity from Zoetis Inc. with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Zoetis Foundation.

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The following table summarizes the total compensation earned in 2022 by each of our directors who served as a non-employee director during 2022.
Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Paul M. Bisaro(4)	$100,000	$240,000	—	$340,000
Vanessa Broadhurst(5)	$50,000	$240,000	—	$290,000
Frank A. D’Amelio(6)	$100,000	$240,000	$5,000	$345,000
Sanjay Khosla(4)	$100,000	$240,000	—	$340,000
Antoinette R. Leatherberry(4)	$100,000	$240,000	—	$340,000
Michael B. McCallister(7)	$250,000	$240,000	—	$490,000
Gregory Norden(8)	$125,000	$240,000	—	$365,000
Louise M. Parent(9)	$125,000	$240,000	$5,000	$370,000
Willie M. Reed(10)	$125,000	$240,000	—	$365,000
Linda Rhodes(6)	$100,000	$240,000	$5,000	$345,000
Robert W. Scully(11)	$125,000	$240,000	—	$365,000
(1)
The amounts in the Stock Awards column for all directors reflect the aggregate grant date value of restricted stock units granted to non-employee directors in 2022 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock unit granted to each of Ms. Parent and Leatherberry, Drs. Reed and Rhodes and Messrs. Bisaro, D’Amelio, Khosla, Norden, McCallister and Scully on February 8, 2022 was $201.30. The grant date fair value of each restricted stock unit granted to Ms. Broadhurst on July 25, 2022 was $175.18 per share. Restricted stock units accrue dividend equivalents, which are credited as additional restricted stock units subject to the same terms and conditions as the underlying restricted stock units. Restricted stock units vest and are settled in shares of Zoetis common stock on the third anniversary of the date of grant, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. As of December 31, 2022, the aggregate number of restricted stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. Bisaro,4,269; Ms. Broadhurst 1,373; Mr. D’Amelio, 4,269; Mr. Khosla, 4,269; Ms. Leatherberry, 4,110; Mr. McCallister, 4,269; Mr. Norden, 4,269; Ms. Parent, 4,269; Dr. Reed, 4,269; Dr. Rhodes, 4,269; and Mr. Scully, 4,269.

(2)
As of December 31, 2022, Mr. D’Amelio, Mr. Khosla and Mr. Scully each have 2,688 deferred stock units issued pursuant to the Zoetis Inc. Amended and Restated Non-Employee Director Deferred Compensation Plan, which provides a voluntary election, that became applicable for restricted stock units issued in 2019, for directors to defer receipt of their shares upon the vesting of their restricted stock units. These deferred stock units are fully vested and will be paid in a single lump payment within 30 business days following the earlier to occur of (i) a termination event, or (ii) a change in control that constitutes a “change in ownership or control” for purposes of Section 409A in accordance with the terms of the Plan.

Prior to 2015, each non-employee director was granted an equity retainer in the form of deferred stock units upon his or her election to the Board and annually thereafter. Deferred stock units vest fully on the date of grant, accrue dividend equivalents that are credited as additional restricted stock units, and are settled in Zoetis common stock only upon the director’s separation from service with the Company. As of December 31, 2022, the aggregate number of deferred stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. D’Amelio, 9,780; Mr. Khosla, 9,780; Mr. McCallister, 10,572; Mr. Norden, 10,572; Ms. Parent, 9,780; Dr. Reed, 4,809; and Mr. Scully, 9,780. (Mr. Bisaro, Ms. Broadhurst, Dr. Rhodes and Ms. Leatherberry were not directors prior to 2015 and do not hold any deferred stock units).
(3)
The amounts shown reflect matching contributions made by the Zoetis Foundation under the Matching Gift program described above.

(4)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022 and (b) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000.

(5)
Represents (a) a cash retainer of $50,000 for service to the Board as a non-employee director during half of 2022 and (b) an equity retainer of 1,370 restricted stock units granted on July 25, 2022 with a grant date fair value of $240,000.

(6)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000 and (c) a matching contribution of $5,000 made by the Zoetis Foundation.

(7)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) a cash retainer of $150,000 for service as Chair of the Board during 2022, and (c) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000.

(8)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) a cash retainer of $25,000 for service as Chair of the Audit Committee during 2022 and (c) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000.

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Corporate Governance at Zoetis
(9)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) a cash retainer of $25,000 for service as Chair of the Corporate Governance and Sustainability Committee during 2022, (c) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000 and (d) a matching contribution of $5,000 made by the Zoetis Foundation.

(10)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) a cash retainer of $25,000 for service as Chair of the Quality and Innovation Committee during 2022 and (c) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000.

(11)
Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2022, (b) a cash retainer of $25,000 for service as Chair of the Human Resources Committee during 2022 and (c) an equity retainer of 1,192 restricted stock units granted on February 8, 2022 with a grant date fair value of $240,000.

Director Share Ownership Guidelines
We have share ownership guidelines applicable to non-employee directors, requiring directors to hold Zoetis shares with a value of at least five times their annual cash retainer (currently $500,000). For purposes of satisfying these requirements, (a) a director’s holdings of the Company’s stock include, in addition to shares held outright, units granted to the director as compensation for Board service and shares or units held under a deferral or similar plan (but excluding performance awards and stock options), and (b) each such unit has the same value as a share of the Company’s common stock. Each non-employee director has five years from the date of (a) his or her first election as a director, or (b) if later, an increase in the amount of Company stock required to be held, to achieve the share ownership requirement.

38      Zoetis 2023 Proxy Statement

Executive Compensation

Item 2	Advisory Vote to Approve our Executive Compensation (“Say on Pay”)
We are seeking your vote, on an advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis and the Executive Compensation Tables and accompanying narrative disclosure, provided on pages 40 to 74 of this proxy statement. While the vote is not binding on the Board, the Human Resources Committee will consider the outcome of the vote when making future executive compensation decisions.
For background, Section 14A of the Exchange Act requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We conducted this advisory vote on frequency most recently at our 2020 Annual Meeting of Shareholders, and our shareholders voted for, and the Company will, continue to hold an annual advisory vote on executive compensation.
Our Board believes that our executive compensation program incentivizes and rewards our leadership for increasing shareholder value and aligns the interests of our management with those of our shareholders on an annual and long-term basis.
Item 2 Recommendation: Our Board unanimously recommends that you vote FOR the approval of our executive compensation.

Zoetis 2023 Proxy Statement      39

Executive Compensation
Compensation Discussion and Analysis
Executive Summary
In this Compensation Discussion and Analysis (“CD&A”) we describe our executive compensation philosophy and programs and the compensation decisions made by the Human Resources Committee of the Board or the full Board regarding the 2022 compensation of our named executive officers (“NEOs”).
Zoetis’ executive compensation program is designed to attract and retain a talented leadership team and motivate and reward the leadership team for increasing shareholder value.
Our NEOs for 2022, whose compensation is discussed in this CD&A and shown in the Executive Compensation Tables below, are:
NEO	Title
Kristin C. Peck	Chief Executive Officer (“CEO”)
Wetteny Joseph	Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”)
Glenn C. David(a)	EVP and Group President, U.S. Operations, Global Diagnostics and BioDevices
Heidi C. Chen	EVP, General Counsel and Corporate Secretary; Business Lead of Human Health Diagnostics
Wafaa Mamilli(b)	EVP, Chief Digital &Technology Officer and Group President for China, Brazil and Precision Animal Health
(a)
Mr. David was appointed EVP and Group President, U.S. Operations, Global Diagnostics and BioDevices, effective November 1, 2022 (previously serving as EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance). Mr. David’s employment was terminated by the Company on February 5, 2023.

(b)
Ms. Mamilli assumed additional responsibilities with her appointment to EVP, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health, effective November 1, 2022 (previously serving as EVP, Chief Digital & Technology Officer).

2022 Business Highlights
In 2022, the remarkable resilience of our colleagues, our diverse product portfolio and continuous innovation once again led Zoetis to deliver strong performance with profitable revenue growth. We are proud of what we have achieved in these uncertain and challenging times, and are confident in our prospects for continued future growth as the global leader in animal health.
The steady demand for our innovative products in 2022 resulted in operational revenue growth1 of 8% and operational adjusted net income growth2 of 11%. Two durable global trends give us confidence in our future growth: the powerful human-animal bond, prompting the demand for innovative pet care, and the world’s growing need for sustainable animal protein. Both endure through prosperous and challenging times, and we do not expect that to change.
1
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Page 41 of our 2022 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2023, contains a reconciliation of operational revenue growth (a non-GAAP financial measure) to reported revenue growth under GAAP for 2022.

2
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 42 to 45 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2022.

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Executive Compensation
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our five strategic priorities for growth: (1) drive innovative growth, (2) enhance customer experience, (3) lead in digital and data analytics, (4) cultivate a high-performing culture, and (5) champion a healthier, more sustainable future. And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.
•
Financial Highlights. In 2022, we delivered revenue growth and increased profitability. Our 2022 financial performance as compared to 2021 is illustrated in the chart below.

o
Revenue. For full year 2022, reported revenue was $8,080 million, an increase of 4% from 2021 and our operational revenue growth1 was 8% in 2022.

o
Net Income. Reported net income for 2022 was $2,114 million and adjusted net income2 for 2022 was $2,297 million. Our operational adjusted net income growth2 was 11% in 2022. In line with our value proposition, we grew adjusted net income faster than revenue on an operational basis.

o
Earnings Per Share (“EPS”). Reported diluted EPS for 2022 was $4.49 per diluted share, compared to $4.27 per diluted share reported in 2021. Adjusted diluted EPS2 for 2022 was $4.88 per diluted share, compared to $4.70 per diluted share in 2021.

For more information regarding our 2022 financial performance, please review our Annual Report on Form 10-K for fiscal year 2022 and this proxy statement.
•
Innovative Growth. Zoetis has 15 blockbuster products each generating over $100 million in annual sales, representing more than one-third of the animal health industry. In 2022, we achieved over 200 approvals, including approvals for new product innovations and product lifecycle enhancements and geographic expansions around the world. Highlights include:

o
Following success in European markets, Solensia®, a monoclonal antibody therapy for the alleviation of osteoarthritis (OA) pain in cats, was approved in the U.S., Australia and Japan. Several key markets globally also approved Librela® for the alleviation of OA pain in dogs.

1
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Page 41 of our 2022 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2023, contains a reconciliation of operational revenue growth (a non-GAAP financial measure) to reported revenue growth under GAAP for 2022.

2
Operational growth (a non-GAAP financial measure) is defined as growth excluding the impact of foreign exchange. Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 42 to 45 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2022.

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Executive Compensation
o
Other milestones for dogs included label updates for Simparica Trio®, our once-monthly chewable combination parasiticide; approvals in several markets globally for Apoquel® Chewable for treating atopic dermatitis; and the introduction of Cytopoint® injectable in China to treat canine itch.

o
Innovations for livestock advanced in 2022 as well. For cattle, in the U.S., we received approval for Protivity®, a vaccine that protects against a respiratory disease pathogen; gained U.S. approval for Valcor™, a broad-spectrum combination parasiticide; received expanded label approval in the U.S. for Synovex Choice®, Synovex Plus® and Synovex® One Feedlot, implant products that will support beef producers’ productivity goals; and received numerous international market authorizations for Draxxin® KP to treat bovine respiratory disease and control fever.

o
We received approval in the U.S. for Lawsotek™, a vaccine that helps protect healthy pigs three weeks of age or older against disease caused by a common bacterium.

o
We expanded our poultry vaccine offerings in the U.S. with Poulvac® Procerta™ HVT-IBD-ND, which helps provide early protection against Marek’s disease, infectious bursal disease, and Newcastle disease in one dose.

o
We continued to develop innovative applications for our diagnostic platform, Vetscan Imagyst®, such as digital cytology and blood smear diagnostics to support veterinarians as they care for dogs and cats.

•
Business Developments. To meet future demand for animal health products and provide even greater support for customers’ needs, in 2022:

o
We expanded our manufacturing capacity at key manufacturing sites including Kalamazoo, Michigan; Lincoln, Nebraska; and Rathdrum, Ireland.

o
In China, we expanded our biologics manufacturing facility in Suzhou and opened two reference laboratories in Shanghai and Beijing, to expand our diagnostics services and help improve animal care for veterinarians.

o
In Ireland, we broke ground for an expansion at our facility in Tullamore to increase our capacity over time for producing veterinary monoclonal antibodies.

o
We completed our acquisition of Jurox in Australia, bringing Zoetis a wide range of veterinary medicines for treating companion animals and livestock.

o
We acquired Basepaws to provide veterinarians and pet owners with key genetic information so they can better understand a pet’s risk for disease.

o
We acquired NewMetrica, which provides digital instruments that measure health-related quality of life in dogs and cats.

o
We are also making investments to digitally enable our sales force in more markets through artificial intelligence and predictive analytics that help our sales teams better understand and meet their customers’ needs.

•
Dividends and Capital Allocation. We remained committed to reallocating excess capital to shareholders throughout the year. We paid $611 million in dividends and repurchased $1,594 million in Zoetis common stock under our share repurchase program. Additionally, in December 2022, our Board raised the quarterly dividend by 15%, from $0.325 to $0.375.

•
High-Performing Culture. True to our Core Beliefs, Zoetis colleagues make the difference in everything we do — and we are constantly making sure they have opportunities to learn, grow and be part of a high-performing culture. In 2022, we continued to advance our 2020 Diversity, Equity and Inclusion (DEI) education journey, which emphasizes that differences are valued and welcomed at Zoetis. Our colleague engagement scores have remained high since the pandemic, a testament to multiple efforts to help colleagues grow their careers, safeguard their well-being in uncertain times, and fulfill their personal commitments.

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Executive Compensation
•
Leadership Changes. In 2022, we made leadership changes to accelerate our long-term growth strategy in key markets and to add new talent to our executive team. Effective November 1, 2022, Glenn David, EVP and Group President, overseeing International Operations and other business units, transitioned to the role of EVP and Group President, U.S. Operations, Global Diagnostics and BioDevices. Also effective November 1, 2022, Wafaa Mamilli, EVP, Chief Digital and Technology Officer, assumed additional responsibilities as she became EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health. Roman Trawicki, EVP, and President, Global Manufacturing and Supply, retired from Zoetis effective July 31, 2022.

On February 5, 2023, Zoetis terminated Glenn David for Cause, for violating company policy by engaging in a consensual personal relationship and failing to disclose it to the Company. As a result of Mr. David’s termination, he was not eligible for any severance benefits, he did not receive a 2022 Annual Incentive Plan payment and he forfeited all of his unvested equity awards.
•
Sustainability. On many fronts, we championed a more sustainable future in 2022 in keeping with our purpose — from combatting diseases that pose the greatest risk to animals and people, to providing disaster relief, advancing the veterinary profession and improving our environmental footprint. (Additional information regarding our sustainability initiatives can be found in the “Our Purpose and Core Beliefs” section, above.)

2022 Compensation Highlights
Our financial and other performance achievements were directly and indirectly reflected in the outcomes of our incentives. Annual Incentive Plan (“AIP”) payouts for NEOs were 73% of target. Performance award units for the 2020-2022 cycle vested at 93% of target, reflecting relative total shareholder return (“Relative TSR”) performance at the 47th percentile of the S&P 500 Group.
The Human Resources Committee’s compensation-related actions during 2022 included the following:
•
Amended and Restated 2013 Equity and Incentive Plan. At the May 2022 Annual Meeting of Shareholders, shareholders approved an Amended and Restated 2013 Equity and Incentive Plan. The plan was amended and restated to increase the shares issuable by 5 million shares, extend the termination date of the plan by ten years, and make certain other updates.

•
Vesting changes for Zoetis’ restricted stock unit (RSU) and stock option awards. The Human Resources Committee annually reviews the design and effectiveness of the company’s incentive plans to determine whether any changes are needed. As a result of its most recent review, the Human Resources Committee approved a change in the vesting schedule for Zoetis’ restricted stock unit (RSU) and stock option awards beginning with awards issued in 2023, moving from three-year “cliff” vesting to three-year “graded” vesting (i.e., one-third of the award will vest each year, on the anniversary of the grant date).

CEO Compensation at a Glance
Ms. Peck’s target total direct compensation in 2022 was comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity.
Base Salary and Annual Incentive
Ms. Peck’s 2022 base salary was $1,200,000 and her target annual incentive opportunity was 150% of her base salary, providing for an annual target total cash compensation of $3,000,000.
On February 8, 2023, the Human Resources Committee recommended, and the Board approved, an annual incentive payment for 2022 of $1,314,000 (73% of the annual incentive target) for Ms. Peck based on Zoetis’

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Executive Compensation
2022 financial results and her individual performance, providing for an annual actual total cash compensation of $2,514,000 for 2022.
Long-Term Incentive
On February 8, 2022, Ms. Peck received a long-term equity incentive grant with a total grant date fair value of $11,200,000 consisting of 50% performance-vesting restricted stock units (“performance award units”), 25% RSUs and 25% stock options. Each of these awards (23,777 performance award units, 13,909 RSUs and 54,751 stock options) is subject to three-year cliff vesting and vests 100% on the third anniversary of the date of grant, generally subject to Ms. Peck’s continued employment through the vesting date and, in the case of performance award units, the Company’s results against its three-year Relative TSR goals versus the S&P 500.
Target Total Direct Compensation (“TTDC”)
The chart below shows the TTDC for Ms. Peck for 2022:
CEO Pay Ratio
Item 402(u) of Regulation S-K (the “SEC Regulation”), which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with the SEC Regulation.
Our median employee was identified in 2020 and we used this same employee to calculate our CEO pay ratio for 2021 and 2022, as permitted by the SEC Regulation, because there has been no change in our employee population or employee compensation arrangements that we believe significantly impacts our pay ratio disclosure for 2022.
To identify our median employee, we chose “annual base pay” as our globally consistent definition of pay. We calculated annual base pay using a methodology that reasonably reflects the annual compensation of employees, which included reasonable estimates of hours worked for hourly workers and annualized base pay for newly hired employees. We chose not to exclude any employees and used a valid statistical sampling approach to estimate the global median base pay of our workforce. Then we selected an individual whose base pay as of October 12, 2020, was at or near that value.
For 2022, our median employee’s annual total compensation (determined in a manner consistent with that of Ms. Peck in the Summary Compensation Table) was $84,016. Ms. Peck’s total annual compensation for the year ended December 31, 2022, as disclosed in the Summary Compensation Table, was $14,003,540. Therefore, the ratio of Ms. Peck’s pay to our median employee’s pay was 167 to 1.

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Executive Compensation
Our Compensation Program
Compensation Philosophy
Our compensation philosophy, which is set by the Human Resources Committee, is summarized below:
Compensation Philosophy	Objectives
Pay for Performance	Foster a pay-for-performance culture by tying a large portion of our executives’ pay to performance against pre-established annual Company financial and operational metrics, as well as pre-established annual individual goals for each executive.
Align Management Interests with Shareholders	Align the interests of management with results delivered to our shareholders through the use of long-term incentive programs that are designed to reward executives for increasing the value of our shareholders’ investment.
Pay Mix	Provide competitive compensation opportunities over the short term (base salary and annual incentives) and long term (equity-based long-term incentive awards) which are intended to retain our experienced management team, enable us to attract new qualified executives when needed and remain externally aligned with the compensation practices of our peer group, with the majority of pay at-risk and tied to long-term performance.
Basic Principles of our Executive Compensation Program
Key principles and elements of our executive compensation program are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.
WHAT WE DO:
✓
Emphasize pay for performance — our executive compensation program emphasizes variable pay over fixed pay, with more than three-quarters of our executives’ target compensation tied to our financial results and stock performance.

✓	Require executives to comply with market-competitive stock ownership guidelines.
✓	Require executives to hold net shares upon the exercise of stock options or vesting of stock until they achieve the relevant stock ownership guideline.
✓	Maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our employees, including our NEOs.
✓	Maintain anti-hedging and anti-pledging policies applicable to our directors and employees, including our NEOs.
✓	Maintain a clawback policy that allows us to recover incentive payments based on financial results that are subsequently restated or in response to certain inappropriate actions on the part of our executives. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards.
✓	Provide for “double-trigger” equity award vesting and severance benefits following a change in control.
✓
Provide severance benefits through an Executive Severance Plan, consisting of cash equal to a multiple of base salary and target annual incentive, as well as continued health and welfare benefits, as described in the Executive Severance Plan.

✓	Use an independent compensation consultant when designing and evaluating our executive compensation policies and programs.
✓	Conduct an annual risk assessment to ensure that the Company’s pay programs, and practices do not create risks that are likely to have a material adverse impact on the Company.
WHAT WE DON’T DO:
✘
Maintain employment agreements with our executives, including our NEOs (other than agreements that are required or customary for executives outside of the U.S., and short-term agreements for specific purposes).

✘	Allow repricing of stock options without shareholder approval.
✘	Provide tax “gross ups” to any of our executives, including our NEOs (except with respect to certain international assignment or relocation expenses, consistent with our policies and available to all eligible employees on the same basis).
✘	Provide for “single-trigger” equity award vesting or other “single-trigger” payments or benefits upon a change in control.

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Executive Compensation
Elements of 2022 Compensation
Element	Description and Purpose	Comments
Cash Compensation
Base Salary	• Fixed cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience. • Addresses employee cash-flow needs and retention objectives.	• Reviewed annually considering changes in market practice, performance and individual responsibility.
Annual Incentive Plan
•
Annual cash incentive that rewards achievement of our financial and strategic/operational goals, as well as the individual performance of the NEO and, along with base salary, provides a market-competitive annual cash compensation opportunity.

•
For 2022, the AIP pool was funded based on Zoetis’ performance against revenue, adjusted diluted EPS and free cash flow goals.

•
Amount of payout is based on the extent of achievement of Company and individual goals set and approved by the Human Resources Committee in the first quarter of each year.

•
The Human Resources Committee may exercise discretion in considering performance results in the context of other strategic and operational objectives.

Long-Term Incentives
Performance Award Units
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting and the Company’s performance against its three-year Relative TSR goals and generally subject to continued employment through the vesting date.

•
Align NEO and shareholder interests, as the value NEOs realize from their performance award units depends on the value of the shareholders’ investment relative to other similar investment opportunities over the same time period.

•
In 2022, the target number of performance award units represented 50% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: units earned based on Relative TSR, the Company’s TSR results over the three-year performance period relative to the TSR results of the S&P 500 Group (as described below under “Long-Term Incentives”), vest 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of Company common stock upon vesting, with the payout ranging from 0% to 200% of target (including dividend equivalents), depending on the extent to which the pre-determined performance goals have been achieved.

•
Dividend equivalents are accrued over the vesting period and paid when and if the performance award units vest (subject to the same vesting conditions as the underlying performance award units).

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Executive Compensation
Element	Description and Purpose	Comments
Long-Term Incentives (Continued)
Stock Options
•
Equity awards that provide value based on growth in our stock price, subject to vesting generally upon recipient’s continued employment through the vesting date.

•
Intended to focus NEOs on increasing the Company’s stock price.

•
Reward NEOs for increases in the stock price over a period of up to ten years.

•
In 2022, stock options represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Exercise price equals 100% of the stock price on the date of grant.

•
Ten-year term.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

Restricted Stock Units
•
Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting generally based upon recipient’s continued employment through the vesting date.

•
Align NEO and shareholder interests, as NEOs RSUs increase in value as the stock price increases.

•
In 2022, RSUs represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.

•
Three-year cliff vesting: vests 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

•
Paid out in shares of Company common stock upon vesting.

•
Dividend equivalents are accrued over the vesting period and paid when and if the RSUs vest (subject to the same vesting conditions as the underlying RSUs).

Retirement
U.S. Savings Plan (“Savings Plan”)
•
A tax-qualified 401(k)/profit sharing plan that allows U.S. participants to defer a portion of their compensation, up to U.S. Internal Revenue Code (“IRC”) and other limitations, and receive a Company matching contribution.

•
A discretionary profit sharing contribution of up to 8% of an eligible employee’s eligible pay (generally, base salary plus bonuses), within IRC limitations and based on Company performance.

•
We provide a matching contribution of 100% on the first 5% of an employee’s eligible pay contributed to the Savings Plan, up to IRC limitations.

•
For 2022, we made a profit sharing contribution of 3% of eligible pay (within IRC limitations) to all eligible U.S. employees.

Supplemental Savings Plan
•
A non-qualified deferred compensation plan that allows eligible employees, including our NEOs, to defer up to 30% of their salary and AIP to make up for amounts that would otherwise have been contributed to the Savings Plan (by the employee or as matching or profit sharing contributions by the Company) but could not be contributed due to IRC limitations.

•
Also allows NEOs and certain other executives to defer up to an additional 60% of the amount of their AIP payment that is over the IRC 401(a)(17) limit and that is not matched by the Company.

•
Matching and profit sharing contributions are notionally credited as Company stock and settled in cash after the employee’s separation from the Company, based upon the terms of the Supplemental Savings Plan and in compliance with applicable IRC regulations.

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Executive Compensation
Element	Description and Purpose	Comments
Severance
Executive Severance Plan
•
Severance benefits provided to NEOs and certain other executives (currently 10 employees, including the NEOs) upon an involuntary termination of employment without cause (whether before or after a change in control), or upon a “good reason” termination of employment upon or within 24 months following a change in control.

•
Facilitates recruitment and retention of NEOs and certain other executives by providing income security in the event of involuntary job loss.

•
Provides the CEO with:

o
1.5 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and

o
2.5 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

•
Provides other executives, including the NEOs, other than the CEO with:

o
1 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and

o
2 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

Say on Pay Consideration and Shareholder Outreach
At our 2022 Annual Shareholders Meeting, we held a shareholder advisory vote on the compensation of our NEOs in 2021 (“say on pay”). Our shareholders overwhelmingly approved the compensation of our NEOs, with 93.4% of the votes cast in favor of our say on pay resolution. We believe that the outcome of our say on pay vote signals our shareholders’ support of our compensation approach, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our shareholders. We value feedback from our shareholders, and throughout 2022 we continued to actively engage our shareholders through virtual participation in numerous investor meetings.
The Human Resources Committee reviewed and considered these voting results and our shareholder engagement activities, among other factors described in this CD&A, in evaluating the Company’s executive compensation program.

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Executive Compensation
The Human Resource Committee’s Process
Pursuant to its charter, the Human Resources Committee is responsible for, among other duties:
•
Reviewing and approving the Company’s overall compensation philosophy;

•
Overseeing the administration of related compensation and benefit programs, policies and practices;

•
Reviewing and approving the Company’s peer companies and data sources for purposes of evaluating the Company’s compensation competitiveness;

•
Establishing the appropriate competitive positioning of the levels and mix of compensation elements;

•
Evaluating the performance of the CEO against performance goals and objectives approved by the Board in the first quarter of the year;

•
Approving the Company and individual performance goals in the first quarter of the year, evaluating the performance of each executive against these performance goals and approving the compensation of the Company’s executive officers; and

•
Overseeing the Company’s programs and policies regarding talent development, colleague engagement and DE&I.

At the beginning of each year, the Human Resources Committee meets and approves strategic, financial and operational objectives for the CEO, the other NEOs and the other members of the Zoetis Executive Team (“ZET”) for the upcoming year, and evaluates the performance of the CEO, the other NEOs and the other ZET members for the previous year.
The CEO does not play any role in the Human Resources Committee’s recommendation regarding her own compensation. For the other NEOs and ZET members, the CEO presents the Human Resources Committee with recommendations for each element of compensation. The CEO bases these recommendations upon her assessment of each individual’s performance, the performance of the relevant functions overseen by the individual, benchmark information and retention risk. The Human Resources Committee then reviews the CEO’s recommendations, makes appropriate adjustments and approves compensation changes at its discretion.
Role of the Compensation Consultant
The Human Resources Committee engaged Pearl Meyer to serve as its executive compensation consultant for 2022. While Pearl Meyer may make recommendations on the form and amount of compensation, the Human Resources Committee continues to make all decisions regarding the compensation of our NEOs, subject to the review (and approval in the case of the CEO’s compensation) of the other independent directors. In 2022, Pearl Meyer served the Human Resources Committee in a variety of activities, including:
•
Reviewing and advising the Human Resources Committee on evolving trends in executive compensation and as to materials presented by management to the Human Resources Committee;

•
Attending all 2022 Human Resources Committee meetings and communicating with the Committee Chair between meetings as necessary;

•
Providing the Human Resources Committee with advice, pay-for-performance analytics and benchmarking norms related to the compensation of the CEO, the other NEOs and the other ZET members;

•
Reviewing our compensation peer group and recommending changes;

•
Reviewing our annual incentive and long-term incentive plan design;

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Executive Compensation
•
Reviewing recommendations for stock ownership guidelines for our executives;

•
Reviewing and assessing our incentive and other compensation programs to ensure they do not create undue risk for the company; and

•
Reviewing this CD&A and the related Executive Compensation Tables.

Peer Group and Compensation Benchmarking
Each year, the Human Resources Committee, in consultation with the executive compensation consultant, conducts a review of Zoetis’ compensation peer group of publicly-traded companies that is used for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs and the other ZET members, to determine if any changes are necessary or appropriate. Our peer group selection looks beyond our animal health competitors to a broader list of companies in the pharmaceutical, biotechnology, life sciences and healthcare equipment industries. Additionally, companies with similar sales and market capitalization, as well as similarities to Zoetis in the nature of their businesses, and the availability of relevant comparative compensation data, are also considered.
The compensation peer group used by the Human Resources Committee in determining 2022 executive compensation was comprised of the 15 companies listed in the table below:
Agilent Technologies, Inc.	Illumina, Inc.
Baxter International Inc.	Intuitive Surgical, Inc.
Becton, Dickinson and Company	IQVIA Holdings Inc.
Biogen Inc.	Mettler-Toledo International Inc.
Boston Scientific Corporation	Stryker Corporation
Elanco Animal Health Incorporated	Thermo Fisher Scientific Inc.
Gilead Sciences, Inc.	Zimmer Biomet Holdings, Inc.
IDEXX Laboratories, Inc.
Zoetis ranked in the 40th percentile in revenue and 80th percentile in total market capitalization among the companies in the above peer group.
In determining the elements of 2022 compensation for our NEOs, we used the following benchmarks:
•
Proxy statement data for the peer group as disclosed in each company’s prior year CD&A and Executive Compensation Tables.

•
Willis Towers Watson’s executive compensation survey data from our peer companies and, to ensure robust data for benchmarking purposes, from similarly sized companies in life sciences and other industries.

While the Human Resources Committee does not set a specific compensation level relative to the peer group or survey data, this information is considered by the Human Resources Committee as it applies its judgment to compensation decisions.
As a result of its 2022 annual review, the Human Resources Committee decided not to make any changes to the compensation peer group, except to remove Alexion Pharmaceuticals, Inc., as it was acquired in July 2021 by AstraZeneca. The Human Resources Committee believes this group continues to provide a robust number of peer companies and a good balance of companies of similar size and scope across the various industries in

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Executive Compensation
which Zoetis competes for talent. This 15-company peer group will be used by the Human Resources Committee in making 2023 compensation decisions.
The Human Resources Committee will continue to review our compensation peer group on an annual basis and will make any adjustments that are deemed to be appropriate for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs, and the other ZET members.
Role of Management in Compensation Decisions
Our CEO and Chief Human Resources Officer provide the Human Resources Committee with preliminary recommendations for compensation of the NEOs and other members of the ZET other than themselves. The Human Resources Committee, with the advice of its independent compensation consultant, approves the compensation for the NEOs (other than the CEO) and the other members of the ZET, and recommends the compensation of the CEO to our full Board for approval by its independent members.
2022 Compensation Program and Decisions
Compensation Structure
The compensation structure for our executives, including our NEOs, reflects our overall compensation philosophy of emphasizing pay-for-performance and aligning the interests of our executive officers and shareholders. The structure is designed to emphasize incentive compensation over fixed compensation and equity compensation over cash compensation. For all our NEOs, long-term incentive compensation is entirely equity-based and makes up the largest portion of their pay mix. In 2022, 92% of the TTDC of Ms. Peck was incentive-based pay, either subject to achievement of performance goals or with value directly tied to the price of our common stock. For each of our NEOs other than Ms. Peck, on average 77% of TTDC was incentive-based pay.
The table and charts below show the mix of TTDC for our NEOs for 2022. The TTDC for our NEOs reflects their base salaries and target annual incentive opportunities as of the end of the year. The numbers in this table differ from those shown in the 2022 Summary Compensation Table (included later in this proxy statement).The Summary Compensation Table reflects actual base salary and annual incentives earned during 2022 (rather than target amounts), while the table below does not include all compensation information required to be presented in the Summary Compensation Table under the rules of the SEC.
2022 NEO Compensation Structure*
					Pay Mix
NEO	Base Salary	Target Annual Cash Incentive	Long-Term Equity Incentive	Target Total Direct Compensation	Base Salary	Target Annual Incentive	Long- Term Incentive
Kristin C. Peck	$1,200,000	$1,800,000	$11,200,000	$14,200,000	8%	13%	79%
Wetteny Joseph	$700,000	$630,000	$2,300,000	$3,630,000	19%	17%	64%
Glenn C. David	$725,000	$652,500	$2,772,500	$4,150,000	17%	16%	67%
Heidi C. Chen	$615,000	$430,500	$1,325,000	$2,370,500	26%	18%	56%
Wafaa Mamilli	$650,000	$520,000	$1,100,000	$2,270,000	29%	23%	48%
*    Amounts in this table are as of December 31, 2022.

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Executive Compensation
Percentages in the charts above may not add due to rounding.
Base Salary
Base salary is the principal fixed component of the TTDC of our NEOs and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance and contributions. In setting base salaries and determining salary increases for our NEOs, the Human Resources Committee considers a variety of factors, including:
•
Level of responsibility;

•
Individual and team and Company performance;

•
Internal review of the NEO’s total compensation, both individually and relative to our other officers and executives with similar levels of responsibility within the Company; and

•
General levels of salaries and salaries changes relative to officers and executives with similar responsibilities at peer group companies.

With regard to individual and team performance, the Human Resources Committee considers the CEO’s evaluation of the individual performance of each NEO. Salary levels are typically reviewed annually as part of the Human Resources Committee’s performance review process and would otherwise be reviewed in the context of a promotion or other change in job responsibility.
After taking into consideration the factors listed above, the Human Resources Committee approved the base salaries of Mr. Joseph, Mr. David, and Ms. Chen effective January 1, 2022, as reflected in the section above entitled “Compensation Structure”. Ms. Mamilli base salary was approved at $600,000 effective January 1, 2022, and was increased to $650,000 effective November 1, 2022, to reflect the additional responsibilities she assumed as of that date.
Annual Incentive Plan (“AIP”)
Our AIP is our annual cash incentive plan, which is intended to reward all AIP-eligible employees, including our NEOs, for achievement of Company financial and strategic/operational goals, as well as achievement of their own individual performance goals as determined by the Human Resources Committee and, in the case of the CEO, the Zoetis Board.

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Our AIP utilizes a funded pool approach. An overall target AIP pool for the year is determined by adding together the target AIP payouts for each eligible employee, including the NEOs. The actual amount of the AIP pool for 2022 was determined by the Human Resources Committee based on the Company’s attainment of the revenue, adjusted diluted EPS and free cash flow goals (weighted 40%, 40% and 20%, respectively) approved by the Human Resources Committee in the first quarter of the year.

The three measures (revenue, adjusted diluted EPS and free cash flow) were selected because they reflect the successful execution of our business strategy, support the achievement of the Company’s annual operating plan, and are metrics that shareholders use to track our performance; more specifically:
•
Revenue measures our growth;

•
Adjusted diluted EPS1 measures our profitability; and

•
Free cash flow2 measures our efficient management of working capital and discipline in capital expenditures.

The threshold, target and maximum performance levels for AIP pool funding for 2022 were established by the Human Resources Committee in early 2022. The Human Resources Committee seeks to set goals that are rigorous but attainable. Our 2022 goals for the AIP required stronger performance as compared to the prior year’s target goals.
AIP payouts to ZET members also reflect strategic/operational goals, which are incorporated in both ZET shared objectives and individual objectives, and are established at the beginning of the year. Goals are organized under the Company’s five strategic priorities: (1) drive innovative growth; (2) enhance customer experience; (3) lead in digital and data analytics; (4) cultivate a high-performing organization; and (5) champion a healthier, more sustainable future. Among these non-financial goals are goals that fall within the Environmental, Social and Governance (ESG) framework, such as expanded ESG tracking and reporting, progress against our climate strategy, and progress against our Diversity, Equity and Inclusion aspirations.
Company 2022 Performance
The revenue, adjusted diluted EPS and free cash flow target levels and results reflected below and used to determine the funding level of our AIP pool exclude the impact of foreign exchange during 2022. Therefore, the revenue and adjusted diluted EPS metrics utilized for the AIP pool differ from our reported revenue and adjusted diluted EPS results. The impact of foreign exchange, an indirect measure, is excluded because the Human Resources Committee seeks direct measures of the Company’s operating performance.
1
Adjusted diluted EPS (a non-GAAP financial measure) is defined as reported diluted EPS, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Pages 42 to 45 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023, contain a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2022..

2
Free cash flow is defined as (i) net cash provided by operations ($1,912 million in 2022), minus (ii) capital expenditures ($586 million in 2022). Both net cash provided by operations and capital expenditures are GAAP financial measures and can be found in “Consolidated Statements of Cash Flows” on page 60 of our 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023.

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Executive Compensation
Our foreign-exchange adjusted financial results for 2022 are shown in the table below:
	2022 Results	Foreign Exchange Adjustments	2022 AIP Results	2022 AIP Target	AIP Results as a Percent of Target
Revenue*	$8,080	$141	$8,221	$8,449	97%
Adjusted Diluted EPS	$4.88	$0.27	$5.15	$5.23	98%
Free Cash Flow*	$1,326	$125	$1,451	$1,844	79%
*
Revenue and Free Cash Flow amounts are in millions of dollars.

Given these results against performance metrics, the Human Resources Committee approved an aggregate funding level of 73% of target for payment of awards under the AIP, for the Zoetis Executive Team, including the CEO and NEOs. The Human Resources Committee believes this funding level appropriately recognizes Zoetis’ 2022 financial performance.
The threshold, target and maximum performance levels for AIP pool funding, as well as the actual results for 2022, are shown in the table below:
The target payout levels for our NEOs were set by the Human Resources Committee (and, in the case of Ms. Peck, the Board) in February 2022. Payouts under the AIP program range from 0% to 200% of the target level depending on actual performance.
CEO 2022 Performance
In determining Ms. Peck’s 2022 annual incentive payment, the Board and the Human Resources Committee considered the solid financial results achieved by the Company under Ms. Peck’s leadership, including performance against the revenue, adjusted diluted EPS and free cash flow metrics included in the AIP. The Board and the Human Resources Committee also considered Ms. Peck’s other 2022 achievements, including those summarized in the table below.

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CEO 2022 Achievements
Financial Achievements	We continue to create shareholder value through our consistently strong financial performance. We delivered our ninth consecutive year of operational revenue growth and increased profitability.
Drive Innovative Growth
We delivered innovative solutions across the continuum of care by focusing our research and development in key opportunity areas. Zoetis has 15 blockbuster products each generating over $100 million in annual sales, representing more than one-third of the animal health industry. In 2022, we achieved over 200 approvals, including new product innovations and product lifecycle enhancements and geographic expansions around the world.
For Companion Animals:
•
Solensia®, a monoclonal antibody therapy for the alleviation of osteoarthritis (OA) pain in cats, was approved in the U.S., Australia and Japan.

•
Librela® was approved in several key markets globally for the alleviation of OA pain in dogs.

•
Updated labels for Simparica Trio®, our once-monthly chewable combination parasiticide.

•
Received approvals in several markets for Apoquel® chewable for treating atopic dermatitis.

•
Introduced Cytopoint® injectable in China to treat canine itch.

For Livestock:
•
Gained approval for Protivity®, a vaccine that protects cattle against respiratory disease in the U.S.

•
Gained U.S. approval for Valcor™, a broad-spectrum combination parasiticide.

•
Received expanded label approval in the U.S. for Synovex Choice®, Synovex Plus® and Synovex® One Feedlot, implant products that will support beef producers’ productivity goals.

•
Received market authorization in numerous international markets for Draxxin® KP to treat bovine respiratory disease and control fever.

•
Received approval for Lawsotek™, a vaccine that helps protect healthy pigs three weeks of age or older against disease caused by a common bacterium.

•
Expanded our vaccine offering in the U.S. with Poulvac® Procerta™ HVT-IBD-ND, which helps provide early protection for poultry against Marek’s disease, infectious bursal disease and Newcastle disease in one dose.

In addition, we continued to develop innovative applications for our diagnostic platform, Vetscan Imagyst®, such as digital cytology and blood smear diagnostics to support veterinarians as they care for dogs and cats.

Enhance Customer Experience
In 2022, we continued to work collaboratively and side by side with customers to ensure the delivery of innovations that keep animals healthy and productive:
•
By optimizing our supply chain, we largely managed through the scarcity of raw materials, labor shortages, transportation disruptions and changing customer demands due to the pandemic.

•
We expanded our manufacturing capacity in many of our manufacturing sites including Kalamazoo, Michigan; Lincoln, Nebraska; and Rathdrum, Ireland.

•
In China, we also expanded our biologics manufacturing facility in Suzhou and opened two reference laboratories in Shanghai and Beijing to expand our diagnostics services and help improve animal care for veterinarians.

•
In Ireland, we broke ground for an expansion at our facility in Tullamore to increase our capacity over time for producing veterinary monoclonal antibodies.

•
In Australia — a critical region for growth — we completed our acquisition of Jurox, bringing Zoetis a wide range of veterinary medicines for treating companion animals and livestock.

Lead in Digital and Data
Zoetis is building data insights that bring value to customers and inform new research and development programs. We expanded our digital and data capabilities in 2022:
•
We acquired Basepaws to provide veterinarians and pet owners with key genetic information so they can better understand a pet’s risk for disease.

•
We also acquired NewMetrica, which provides digital instruments that measure health-related quality of life in dogs and cats.

•
We are also digitally enabling our sales force in more markets through artificial intelligence and predictive analytics that help our sales teams better understand and meet their customers’ needs. Capabilities that began in the U.S. are being adapted internationally to optimize the way sales and marketing teams reach their goals and customize support for their customers.

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Executive Compensation
CEO 2022 Achievements
Cultivate a High-Performing Organization
We worked to engage and retain a high-performing workforce in 2022:
•
We continued to advance our 2020 Diversity, Equity and Inclusion (DEI) education journey, which emphasizes that differences are valued and welcomed at Zoetis.

•
Colleague engagement scores have remained high since the pandemic, a testament to multiple efforts to help colleagues grow their careers, safeguard their well-being in uncertain times, and fulfill their personal commitments.

•
In 2022, markets around the world recognized Zoetis as a top employer for our workforce culture, such as inclusion on “best company” lists for working parents, LGBTQ+ colleagues, and multicultural and executive women.

Champion a Healthier and More Sustainable Future
On many fronts, we championed a more sustainable future in 2022 in keeping with our purpose — from combatting diseases that pose the greatest risk to animals and people, to providing disaster relief, advancing the veterinary profession and improving our environmental footprint.
•
This included our fifth year of progress in building sustainable farming production in Sub-Saharan Africa through our African Livestock Productivity and Health Advancement (A.L.P.H.A.) initiative.

•
In 2022, the Zoetis Foundation distributed $5.7 million in grants to help enable thriving professions and livelihoods for livestock farmers and veterinary professionals as well as relief efforts in Ukraine. This included more than $2.5 million in veterinary scholarships to support more than 500 students.

•
To help colleagues and customers in Ukraine, Zoetis colleagues contributed more than $96,000 to the Red Cross, which was matched by the Zoetis Foundation. The Foundation also made an initial donation of $150,000 to the Red Cross to support those impacted by the war in Ukraine.

•
Taking steps to protect our planet, we launched a strategy to achieve carbon neutrality in our operations and 100% renewable energy by 2030. We have since developed a detailed path to achieve our carbon neutral goal.

•
Our actions to benefit communities, animals and the planet earned Zoetis notable recognitions, including Fast Company’s 2022 list of Most Innovative Companies, and DiversityInc’s Noteworthy Company and a Top Company for Board of Directors.

After considering these achievements and Ms. Peck’s overall 2022 performance (including relative to the financial metrics described above), the Human Resources Committee recommended and the Board approved, an annual incentive payout to Ms. Peck of 73% of target, for an amount of $1,314,000.
Other NEO 2022 Performance
What follows are highlights of individual and business unit/function performance considered in Ms. Peck’s evaluation of the performance of the other NEOs and Ms. Peck’s recommendations for their AIP payouts for 2022, shown in the NEO AIP Decisions section below. In reviewing the compensation recommendations for the other NEOs and approving their AIP payouts, the Human Resources Committee considered the overall performance of the Company, as well as Ms. Peck’s assessment of each NEO’s individual performance and accomplishments relative to each NEO’s individual performance objectives that were approved by the Human Resources Committee at the start of 2022.

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NEO *	2022 Achievements *
Wetteny Joseph EVP and CFO
•
Significantly improved forecasting accuracy and systems, and enhanced finance’s use of automation, machine learning and advanced analytics.

•
Successfully refinanced debt and executed 2022 plan for repatriation to the U.S.

•
Continued strong emphasis on external financial reporting quality and Sarbanes-Oxley Act (“SOX”) compliance, and fully integrated acquired companies into the Zoetis SOX framework, as required.

•
Pursued strategically aligned business development opportunities that create shareholder value for Zoetis in the short and long term, including playing a critical role in the closing of Jurox in Australia and the acquisition of Basepaws in the U.S.

Heidi C. Chen EVP, General Counsel and Corporate Secretary; Business Lead of Human Health Diagnostics
•
Oversaw the granting of nearly 450 patents globally in 2022, including in-licensed patents, and filed over 160 new patent applications.

•
Advanced key business development activities to supplement innovative pipeline, including regulatory clearance of Jurox in Australia.

•
Provided strategic leadership in driving favorable resolutions of litigation.

•
Significantly exceeded financial commitments for human health diagnostics and successfully led strategic initiative related to next generation Piccolo instrument.

•
Provided strategic support and advice to Board on governance, including related to the evolution of Board and Committee composition.

Wafaa Mamilli EVP, Chief Digital and Technology Officer and Group President, China, Brazil and Precision Animal Health
•
Advanced Zoetis’ digital, data and analytics talent transformation demonstrated by successfully executing against aggressive hiring and retention goals, increasing our diversity metrics, upskilling (engaging in training to build tech, leadership or digital skills) over 90% of the technology colleagues, and significantly improving colleague engagement.

•
Launched the first phase of the Zoetis-wide Digital Fluency for All program with a new learning platform, reverse mentoring and data science forum enabling colleagues to increase their digital savviness and adopt more agile, nimble ways of working across the entire organization.

•
Leveraged Zoetis’ data and analytics platform to mature our value-driven analytics and data-science capabilities, which are now driving sizable business outcomes across all areas of the enterprise.

•
Successfully deployed Zoetis’ Artificial Intelligence-based, commercial platform, Next Generation Sales Engine (NGSE), beyond the U.S. into three international markets.

*
Mr. David’s employment was terminated by the Company on February 5, 2023. He did not receive a 2022 AIP payment.

NEO AIP Decisions
In February 2023, the Human Resources Committee (and, as related to the CEO’s compensation, the Board) determined the amount of annual incentive earned by each of our NEOs and approved the final payouts to each NEO for 2022. The NEOs’ 2022 annual incentive awards were based on a holistic assessment of:
•
The financial performance of Zoetis (measured against targets for revenue, adjusted diluted EPS and free cash flow);

•
The financial performance of their respective region/business unit/function measured by annual budgets for revenue and income before adjustments (as applicable);

•
The achievement of approved strategic and operational goals for their respective region/business unit/function; and

•
An assessment of each NEO’s individual performance including an assessment of whether such performance was in alignment with our Core Beliefs, which define the values and behaviors that we expect all Zoetis employees, including our NEOs, to exhibit in carrying out their responsibilities.

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Executive Compensation
The 2022 AIP awards for our NEOs reflecting the Human Resources Committee’s assessment of their performance in 2022 (and, in the case of our CEO, the Board’s assessment of her performance in 2022) are shown in the table below:
NEO	AIP Target Amount	AIP Award % of Target	AIP Award Paid
Kristin C. Peck	$1,800,000	73%	$1,314,000
Wetteny Joseph	$630,000	73%	$459,900
Glenn C. David(a)	$652,500	0%	$0
Heidi C. Chen	$430,500	73%	$314,265
Wafaa Mamilli(b)	$486,667	73%	$355,267
(a)
Mr. David’s employment was terminated by the Company on February 5, 2023. He did not receive a 2022 AIP payment.

(b)
Ms. Mamilli’s AIP Target Amount is prorated to reflect a November 1, 2022, base salary increases pursuant to additional responsibilities assumed as of that date.

Long-Term Incentives (“LTI”)
The Zoetis Inc. 2013 Equity and Incentive Plan Amended and Restated as of May 19, 2022 (the “Equity Plan”) is a comprehensive long-term incentive compensation plan that permits us to grant equity-based long-term compensation awards to employees and directors. The Human Resources Committee believes that equity-based long-term incentive awards align the interests of management with our shareholders and focus management on our long-term growth. In addition, the Human Resources Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In determining the size of equity-based grants, the Human Resources Committee considers the number of shares available under the Equity Plan, the potential dilutive impact of such grants on our shareholders, the individual’s position with us, the appropriate allocation of such grants based on past and projected individual and corporate performance and the level of grants awarded by our peers to similarly situated executives. Accordingly, over 45% of each NEO’s target total compensation opportunity for 2022 (and 79% in the case of the CEO) came in the form of LTI awards.
Our performance award units use relative total shareholder return (“Relative TSR”) as the metric for assessing performance over a three-year performance period. TSR is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded. Relative TSR was selected because we believe it best aligns the interests of our NEOs with those of our shareholders over the performance period.
Our LTI awards issued in 2022 vest in full on the third anniversary of the date of grant, assuming continued employment through the vesting date and, in the case of performance award units, subject to the Company’s TSR over the three-year performance period relative to the TSR of the S&P 500 Group. For all LTI awards, earlier vesting may occur in connection with certain termination conditions, such as retirement, death, disability, restructuring, change in control, etc., that are generally aligned with market practice.
Long-term incentive awards granted to the Company’s senior leaders (approximately 270 employees, including the NEOs) are delivered with 50% of the value in performance award units, 25% in RSUs and 25% in

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stock options. We believe the greater emphasis on achievement of the Relative TSR goal in our performance award units aligns the interests of the NEOs with the interests of our shareholders and further enhances the link between pay and performance in our compensation program.

In 2022, long-term incentive awards were delivered through a mix of 50% performance award units and 25% each of stock options and RSUs, to approximately 270 of our senior leaders, including the NEOs. We believe that the mix of stock options (which have value only if there is an increase in the value of our stock), RSUs (which focus our executives on sustained growth) and performance award units (which reward the Company’s executives in alignment with the relative return in our shareholders’ investment in the Company over the three-year performance period) that was delivered in 2022 supports our pay-for-performance objective by tying executive awards to shareholder value accretion. Long-term incentive awards were delivered to other eligible Zoetis employees generally through RSUs.

The three forms of LTI awards granted to our senior leaders, including the NEOs, are described below:
Performance Award Units	Objectives
We award performance award units to enhance the alignment of executive pay with the value created for our shareholders. Performance award units provide executives with the right to receive shares of our stock after the end of the three-year performance vesting period. The number of shares paid, if any, is generally subject to continued employment (with exceptions for certain terminations of employment) and the Company’s total shareholder return over the performance period relative to the S&P 500 Group. Dividend equivalents are credited as additional performance award units to outstanding performance award units and are paid out in shares of our stock at the same time the associated performance award units are paid.
•
Align the interests of executives with those of shareholders over the performance vesting period

•
Retain executive talent, as performance awards provide an opportunity for higher rewards when the Company’s total shareholder return results exceed the median of the S&P 500 Group

•
Encourage stock ownership by delivering shares upon settlement in accordance with the Company’s relative total shareholder return results

The performance award unit vesting schedule is as follows:
If the Relative TSR for the 2022-2024 performance period is:	The number of shares of stock that will vest is:
Below the 25th percentile of the S&P 500 Group	Zero
At the 25th percentile of the S&P 500 Group	50% of the target number of units
At the 50th percentile of the S&P 500 Group	100% of the target number of units
At or above the 75th percentile of the S&P 500 Group	200% of the target number of units
The number of shares that vest and are paid is determined by linear interpolation when the Relative TSR is between the 25th and 50th or between the 50th and 75th percentiles of the S&P 500 Group.
Stock Options	Objectives

We view stock options as a form of long-term incentive that focuses and rewards executives for increasing our stock price. If the stock price does not increase from the level at the date of the grant, the stock options will have no value to the executives.

•
Encourage our executives to focus on decisions that will lead to increases in the stock price for the long term

•
Retain executive talent, since executives generally must remain with the Company for three years following the date of the grant before they can exercise the stock options (with exceptions for certain terminations of employment), and the options have a ten-year term from the date of the grant, generally subject to continued employment with the Company (with exceptions for certain terminations of employment)

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Restricted Stock Units	Objectives

RSUs provide executives with the right to receive shares of our stock at the end of the three-year cliff-vesting period, generally subject to continued employment (with exceptions for certain terminations of employment). Dividend equivalents are credited as additional RSUs to outstanding RSUs and are paid out in shares of our stock at the same time the associated RSUs are paid out.
• Align the interests of executives with those of shareholders over the vesting period • Retain executive talent • Encourage stock ownership by delivering shares upon settlement
NEO LTI Decisions
Our NEOs typically receive equity-based grants as part of our annual grant of long-term incentive awards which occurs during the first quarter of each year. The following table sets forth the long-term incentive awards delivered to our NEOs in 2022. In determining the number of shares underlying each applicable award, the value of RSUs is divided by the grant date closing price of Zoetis common shares, the option value is divided by the Black-Scholes value as of the grant date and the performance award unit value is divided by the Monte Carlo simulation value as of the grant date (in each case, the number of underlying shares is rounded down to the nearest whole number).
		Value of Equity Awards:			Number of Shares Underlying Awards:
NEO	Total LTI Value	Stock Options	RSUs	Performance Award Units	Stock Options	RSUs	Performance Award Units
Kristin C. Peck	$11,200,000	$2,800,000	$2,800,000	$5,600,000	54,751	13,909	23,777
Wetteny Joseph	$2,300,000	$575,000	$575,000	$1,150,000	11,243	2,856	4,882
Glenn C. David	$2,772,500	$693,125	$693,125	$1,386,250	13,553	3,443	5,885
Heidi C. Chen	$1,325,000	$331,250	$331,250	$662,500	6,477	1,645	2,812
Wafaa Mamilli	$1,100,000	$275,000	$275,000	$550,000	5,377	1,366	2,335
In February 2023, the Human Resources Committee certified that for the 2020-2022 performance cycle, our Relative TSR was at the 47th percentile of the 478 companies remaining in the S&P 500 Group as of December 31, 2022. Based on this Relative TSR achievement, in accordance with the vesting matrix established at the beginning of the performance period, each 2020-2022 performance award unit vested at 93% of the established target amount.
Retirement Benefits
Our U.S.-paid NEOs receive retirement benefits through Zoetis’ U.S. Savings Plan. The Savings Plan is a tax-qualified 401(k) savings plan available to all eligible U.S. employees. Participants may elect to contribute up to 60% of their salary and annual incentive payment to the Savings Plan, subject to IRC limitations. We match 100% of the employee contribution, up to 5% of each employee’s eligible pay (generally, base salary plus bonuses). We may also contribute a discretionary profit-sharing amount of up to 8% of each employee’s eligible pay (subject to IRC limitations). For 2022, we contributed 3% of each employee’s eligible pay (including the NEOs) as a profit-sharing contribution.
To the extent the IRC limitations are exceeded, our Zoetis Supplemental Savings Plan is a non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan but could not be contributed due to IRC limitations on the amount of compensation that may be taken into account under a tax-qualified plan ($305,0000 for 2022). Eligible employees, including our NEOs,

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may elect to defer up to 30% of the amount by which their salary and annual incentive payment exceeds this compensation limit. We match these deferrals at the same rate as under the Savings Plan, i.e., 100% match up to 5% of eligible pay. In addition, our NEOs and certain other executives may elect to defer up to an additional 60% of the amount of their annual incentive payment that is over the IRC 401(a)(17) limit. We do not match these additional deferrals. If an employee’s profit sharing contribution to the Savings Plan is limited by the compensation or contribution limit, the portion that the employee was not able to receive in the Savings Plan is credited to the employee’s account in the Zoetis Supplemental Savings Plan. Accounts are credited with earnings and losses based on the investment performance (positive or negative) of the investment options selected by employees. Generally, Zoetis Supplemental Savings Plan accounts are settled in cash after the participant’s separation from the company.
Severance
The Zoetis Executive Severance Plan covers our NEOs and certain other executives (currently 10 employees, including the NEOs). We do not maintain individual employment agreements with our executives (other than agreements that are required or customary for executives outside of the U.S.). Consistent with market practices and those of our peer companies, the plan provides for payment of severance benefits in the event of an involuntary termination of employment (other than for Cause1) that is not in connection with a Change of Control1, and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason”1 that occurs upon or within 24 months following a Change of Control. The amounts payable under the plan are shown below:
	Severance (Base Salary)	Continued Health and Life Insurance (at active employee cost)	Annual Incentive
Non-Change of Control Severance:
CEO	18 months	12 months	1.5x target
Other Participants	12 months	12 months	1x target
Change of Control Severance:
CEO	30 months	18 months	2.5x target
Other Participants	24 months	18 months	2x target
The salary payments are made as salary continuation in the case of a non-Change of Control severance, and in a lump sum in the case of a Change of Control severance. The annual incentive payments are made in a lump sum under both circumstances. In addition to the benefits reflected in the table, we provide outplacement services to plan participants. All benefits under the plan are subject to the participant’s execution and nonrevocation of a general release of all claims against the Company.
Perquisites
We maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our employees, including our NEOs. However, consistent with market practices and those of our peer companies, the Company does provide certain benefits to employees serving outside of their home country at the
1
“Cause”, “Change of Control” and “Good Reason” are as defined in the Zoetis Executive Severance Plan.

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Company’s request, pursuant to our international assignment policy, which benefits fall into the category of perquisites or other personal benefits under applicable SEC rules.
Corporate Governance Policies
Stock Ownership Requirements
Our stock ownership guidelines encourage our NEOs to own and maintain a substantial stake in the Company. Our guidelines are established as a multiple of each executive’s base salary. In assessing compliance with the guidelines, we count stock held outright, unvested restricted stock or RSUs, and stock held in benefit plans. Our stock ownership guidelines require NEOs to hold stock with an aggregate market value of the following:
•
CEO: 6 times base salary

•
All other ZET members, including our NEOs: 3 times base salary

A Zoetis executive must achieve the guidelines before he or she can sell any stock acquired upon the exercise of options or the vesting of other awards, other than stock sold to satisfy the exercise price of stock options or taxes due upon the exercise of options or the vesting or settlement of other awards. All ZET members, including our NEOs, have five years from the date of appointment or hire as a ZET member, as applicable, to achieve the stock ownership requirements. As of the last annual measurement date, all of our NEOs are in compliance with the stock ownership requirements.
Anti-Hedging and Anti-Pledging Policies
Zoetis maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company, including by engaging in short sales or trading in derivative securities that are directly linked to our common stock or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts and equity swaps). Zoetis also maintains a policy prohibiting any of our directors or employees, including the NEOs and other executive officers, from pledging Zoetis shares as collateral for loans or for any other purpose.
Clawback Policy
Zoetis maintains a clawback policy that enables the Company to recover any amount determined by the Human Resources Committee to have been inappropriately received by the employee. Under our clawback policy, the Human Resources Committee shall, to the extent permitted by law, make retroactive adjustments to any cash-based or equity-based incentive compensation paid to employees, including our NEOs, where the payment was predicated upon the achievement of specified financial results that are the subject of a subsequent restatement, or where employees were found to have altered financial or operational results used to determine award values. Our clawback policy includes recoupment due to willful misconduct or gross negligence which caused or might reasonably be expected to cause significant business or reputational harm to the Company. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards, which permits the Company to recoup equity awards in cases where the provision has been violated. Our clawback policy is reviewed periodically by the Human Resources Committee and will be updated to comply with the final clawback rule adopted by the NYSE.

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Compensation Risk Assessment
In 2022, the Human Resources Committee considered whether the Company’s compensation policies and practices for its employees, including the NEOs, create risks that are reasonably likely to have a material adverse effect on the Company.
In evaluating a compensation risk assessment that was conducted by Willis Towers Watson, and reviewed by Pearl Meyer, the Human Resources Committee’s independent executive compensation consultant, the Human Resources Committee considered the following:
•
The mix of cash and equity compensation, which is balanced with a strong emphasis on long-term awards;

•
Goals and objectives of the Company’s compensation programs, reflecting both quantitative and qualitative performance measures and avoiding excessive weight on a single performance measure;

•
The design of the Company’s sales incentive plans, to ensure the mix of fixed and variable compensation promotes appropriate behaviors among participants;

•
Equity compensation granted in the form of stock options, restricted stock units and performance award units to provide greater incentive to create and preserve long-term shareholder value;

•
Regular review of comparative compensation data to maintain competitive compensation levels in light of the Company’s industry, size and performance;

•
The Company’s minimum stock ownership guidelines, which ensure that executive officers have a meaningful direct ownership stake in the Company and align executive officers with long-term shareholder interests;

•
The Company’s restrictions on engaging in hedging transactions in the Company’s securities; and

•
The Company’s clawback policy.

Based on its evaluation in 2022, the Human Resources Committee has determined, in its reasonable business judgment, that the Company’s compensation policies and practices as generally applicable to its executive officers and employees do not create risks that are reasonably likely to have a material adverse impact on the Company and instead promote behaviors that support a long-term focus and shareholder value creation.
Tax Deductibility of NEO Compensation
Section 162(m) of the IRC disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to a covered executive officer, subject to a limited exception for certain arrangements in place as of November 2, 2017. As a result, compensation paid to our NEOs in excess of $1 million generally will not be deductible for federal tax purposes. While the Human Resources Committee considers tax deductibility as one of several relevant factors in determining compensation, it reserves the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the Company for federal income tax purposes.

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Executive Compensation
Report of the Human Resources Committee
The Zoetis Human Resources Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Zoetis Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A filed with the SEC.
THE HUMAN RESOURCES COMMITTEE
Robert W. Scully, Chair
Paul M. Bisaro
Sanjay Khosla
Antoinette R. Leatherberry
Gregory Norden

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Executive Compensation
Executive Compensation Tables
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Kristin C. Peck Chief Executive Officer	2022	1,200,000		8,399,841	2,799,966	1,314,000	289,733	14,003,540
	2021	1,200,000		6,929,797	2,309,970	2,340,000	318,724	13,098,491
	2020	1,100,000		5,684,840	1,894,975	1,531,200	163,297	10,374,312
Wetteny Joseph Executive Vice President (“EVP”) and Chief Financial Officer	2022	700,000		1,724,722	574,967	459,900	95,448	3,555,037
	2021	393,750	2,000,000	5,099,927	—	472,500	43,641	8,009,818
Glenn C. David(5) EVP and Group President, U.S. Operations, Global Diagnostics and BioDevices	2022	725,000		2,079,111	693,100	—	136,359	3,633,570
	2021	725,000		2,079,156	693,089	1,017,900	159,250	4,674,395
	2020	725,000		1,912,403	637,492	672,800	130,378	4,078,073
Heidi C. Chen EVP, General Counsel and Corporate Secretary; Business Lead of Human Health Diagnostics	2022	615,000		993,421	331,234	314,265	106,682	2,360,602
	2021	615,000		993,543	331,228	645,750	133,861	2,719,382

Wafaa Mamilli(6) EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health	2022	608,333		824,915	274,980	355,267	114,561	2,178,056
	2021	600,000		712,230	237,472	727,200	195,773	2,472,675
	2020	556,489	1,250,000	974,788	574,978	559,680	237,263	4,153,198
(1)
The amounts shown in the “Stock Awards” column represent the aggregate grant date fair values for the Restricted Stock Units (“RSUs”) and the performance award units granted by Zoetis in 2022, 2021, and 2020, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to Zoetis’ 2022 Annual Report on Form 10-K, filed with the SEC on February 14, 2023 (the “2022 10-K”). Further information regarding the 2022 awards is included in the 2022 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2022 Fiscal Year-End Table. With respect to the performance award units granted by Zoetis in 2022, 2021, and 2020, the amounts included in the “Stock Awards” column of the Summary Compensation Table above represent the target payout at the grant date based upon the probable outcome of the performance conditions. The table below shows the amount of the target payout value at the grant date and the maximum value at the grant date assuming that the highest performance conditions would be achieved for each of the performance award units granted in 2022.

	Performance Award Unit Grants in 2022
Name	Grant date target payout $	Maximum Value at Grant Date $
Kristin C. Peck	5,599,959	11,199,918
Wetteny Joseph	1,149,809	2,299,618
Glenn C. David	1,386,035	2,772,070
Heidi C. Chen	662,282	1,324,564
Wafaa Mamilli	549,939	1,099,878
(2)
The amounts shown in the “Option Awards” column represents the aggregate grant date fair values of long-term incentive awards granted to the NEOs by Zoetis in 2022, 2021, and 2020, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2022 10-K. Further information regarding the 2022 awards is included in the 2022 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2022 Fiscal Year-End Table.

(3)
The amounts shown in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive awards earned by the NEOs under the Zoetis Annual Incentive Plan for 2022, 2021, and 2020.

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Executive Compensation
(4)
The following table sets forth the component amounts presented in the “All Other Compensation” column above for the year ended December 31, 2022:

Name	Company Contributions to Defined Contribution Plan (i)($)	Company Contributions Under the Zoetis Supplemental Savings Plan (ii)($)	Relocation (iii) ($)	Other (iv)($)	All Other Compensation ($)
Kristin C. Peck	24,400	258,800	—	6,533	289,733
Wetteny Joseph	24,400	69,323	—	1,725	95,448
Glenn C. David	17,381	115,032	—	3,946	136,359
Heidi C. Chen	24,400	76,461	—	5,821	106,682
Wafaa Mamilli	24,400	82,299	2,134	5,728	114,561
(i)
The amounts shown in this column for the NEOs represent the sum of profit sharing and matching contributions under the Zoetis Savings Plan (“ZSP”), a tax-qualified retirement savings plan. Under the terms of the ZSP, the company will match up to 5% of eligible compensation contributed by each employee, subject to limitations under the Internal Revenue Code of 1986, as amended (“IRC”).

(ii)
The amounts shown in this column represent the sum of profit sharing and matching contributions under the Zoetis Supplemental Savings Plan (“ZSSP”). The ZSSP is discussed in more detail in the 2022 Non-Qualified Deferred Compensation Table.

(iii)
Ms. Mamilli received residual relocation benefits related to her move in 2021.

(iv)
The amounts shown in this column include the imputed income related to Zoetis’ group term life insurance coverage in excess of $50,000 as well as, for Ms. Peck, $1,000 of matching contributions made by the Zoetis Foundation under the Zoetis Matching Gifts Program.

(5)
Effective November 1, 2022, Mr. David was appointed EVP and Group President, U.S. Operations, Global Diagnostics and BioDevices (previously was EVP and Group President, International Operations, Aquaculture, BioDevices and Pet Insurance). Mr. David’s employment was terminated on February 5, 2023. He did not receive a 2022 Annual Incentive Plan payment. Additional information is provided under the “Leadership Changes” section of the CD&A.

(6)
Effective November 1, 2022, Ms. Mamilli moved into an expanded role as EVP, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health. Her base salary (and corresponding Non-Equity Incentive Plan Compensation amount) shown is a prorated amount, to reflect the increase she received on that date.

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Executive Compensation
2022 Grants of Plan-Based Awards
The following table provides additional information about non-equity incentive awards and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2022. All stock options, RSUs and performance award units granted to our NEOs in 2022 were granted under the Equity Plan and the applicable award agreements. See the discussion under the heading “Long-Term Incentives” in the CD&A for further information about these stock options, RSUs and performance award units.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kristin C. Peck	Annual Incentive		0	1,800,000	3,600,000
	Stock Options(5)	2/8/2022								54,751	201.30	2,799,966
	Restricted Stock Units(5)	2/8/2022							13,909			2,799,882
	Performance Award Units(6)	2/8/2022				0	23,777	47,554				5,599,959
Wetteny Joseph	Annual Incentive		0	630,000	1,260,000
	Stock Options(5)	2/8/2022								11,243	201.30	574,967
	Restricted Stock Units(5)	2/8/2022							2,856			574,913
	Performance Award Units(6)	2/8/2022				0	4,882	9,764				1,149,809
Glenn C. David	Annual Incentive		0	652,500	1,305,000
	Stock Options(5)	2/8/2022								13,553	201.30	693,100
	Restricted Stock Units(5)	2/8/2022							3,443			693,076
	Performance Award Units(6)	2/8/2022				0	5,885	11,770				1,386,035
Heidi C. Chen	Annual Incentive		0	430,500	861,000
	Stock Options(5)	2/8/2022								6,477	201.30	331,234
	Restricted Stock Units(5)	2/8/2022							1,645			331,139
	Performance Award Units(6)	2/8/2022				0	2,812	5,624				662,282
Wafaa Mamilli	Annual Incentive		0	486,667	973,334
	Stock Options(5)	2/8/2022								5,377	201.30	274,980
	Restricted Stock Units(5)	2/8/2022							1,366			274,976
	Performance Award Units(6)	2/8/2022				0	2,335	4,670				549,939

(1)
The amounts represent the threshold, target and maximum non-equity incentive plan awards under the Zoetis Annual Incentive Plan for 2022.

(2)
These amounts represent the threshold, target and maximum share payouts under our performance award unit program for the performance period beginning January 1, 2022 and ending December 31, 2024. The payment for threshold performance is 0%. The target payout is equal to 100% of the granted units and represents the number of performance award units that may be earned for achieving the target level of the performance goal. The maximum payout is 200% of the target number of performance award units and represents the number of performance award units that may be earned for achieving the maximum level of the performance goal. Dividend equivalent units are accrued through the payout date and increase the target number of performance award units.

(3)
The exercise price of the stock options is the closing price of the company’s stock on the grant date.

(4)
The amounts shown in this column represent the award values as of the grant date, computed in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the 2022 10-K. For awards granted on February 8, 2022, the stock options are shown using a Black-Scholes-Merton value of $51.14 on the grant date, the RSUs are shown using the company’s grant date closing stock price of $201.30, and the performance award units granted are shown using a Monte Carlo simulation model value of $235.52 on the grant date of February 8, 2022. For each NEO, the target grant date values were intended to be distributed with 50% of the total value in performance award unit awards and 25% of the total value each in RSUs and stock option grants; however, there are slight differences in intended value due to rounding down upon the conversion from dollar values to a number of options or units using the grant date values.

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Executive Compensation
(5)
These Zoetis stock option and RSU awards are subject to three-year cliff vesting and vest 100% on the third anniversary of the grant date. Dividend equivalent units are accrued through the payout date and increase the number of units.

(6)
These performance award units are subject to three-year cliff vesting and are earned based on achievement of a performance goal measured over a three-year performance period beginning January 1, 2022 and ending December 31, 2024. The performance goal is based on the company’s TSR results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which the performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.

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Executive Compensation
Outstanding Equity Awards at 2022 Fiscal Year-end Table
The following table summarizes the Zoetis equity-based long-term incentive awards made to our NEOs that were outstanding as of December 31, 2022.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that That Have Not Vested (#)(1)(2)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Kristin C. Peck	2/27/2015	37,132	—	46.09	2/26/2025	—	—	—	—
	2/19/2016	35,250	—	41.83	2/18/2026	—	—	—	—
	2/14/2017	32,634	—	55.02	2/13/2027	—	—	—	—
	2/13/2018	24,642	—	73.24	2/12/2028	—	—	—	—
	2/12/2019	20,661	—	87.51	2/11/2029	—	—	—	—
	2/11/2020	—	55,866	144.03	2/10/2030	29,916(5)	4,384,190	—	—
	2/10/2021	—	61,078	160.62	2/9/2031	14,543	2,131,277	22,374	3,278,910
	2/8/2022	—	54,751	201.30	2/8/2032	13,988	2,049,941	23,912	3,504,304
Wetteny Joseph	6/30/2021	—	—	—	—	27633	4,049,616	—	—
	2/8/2022	—	11,243	201.30	2/8/2032	2,872	420,892	4,910	719,561
Glenn C. David	2/11/2020	—	18,794	144.03	2/10/2030	10,064(5)	1,474,879	—	—
	2/10/2021	—	18,326	160.62	2/9/2031	4,363	639,398	6,713	983,790
	2/8/2022	—	13,553	201.30	2/8/2032	3,463	507,503	5,919	867,429
Heidi C. Chen	2/12/2019	14,921	—	87.51	2/11/2029	—	—	—	—
	2/11/2020	—	9,581	144.03	2/10/2030	5,130(5)	751,802	—	—
	2/10/2021	—	8,758	160.62	02/09/31	2,085	305,557	3,208	470,132
	2/8/2022	—	6,477	201.30	2/8/2032	1,654	242,394	2,828	414,443
Wafaa Mamilli	2/11/2020	—	16,951	144.03	2/10/2030	4,246(5)	622,251	—	—
	2/10/2021	—	6,279	160.62	2/9/2031	1,495	219,092	2,300	337,065
	2/8/2022	—	5,377	201.30	2/8/2032	1,374	201,360	2,348	344,099
(1)
These Zoetis stock options, RSUs and performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and performance award units are earned based on achievement of a performance goal measured over a three-year performance period.

(2)
These amounts are rounded to the nearest whole unit and include accrued dividend equivalent units applied after the grant date.

(3)
Based on Zoetis’ closing stock price on December 30, 2022, of $146.55.

(4)
These performance award units are subject to three-year cliff vesting and are earned, in the case of awards granted in 2021, based on achievement of a performance goal over a three-year performance period beginning January 1, 2021 and ending December 31, 2023, and in the case of awards granted in 2022, based on achievement of a performance goal over a three-year performance period beginning January 1, 2022 and ending December 31, 2024. Each performance goal is based on the company’s TSR results as compared to the TSR results of the companies comprising the S&P 500 Group. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares and depends upon the extent to which the performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.

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Executive Compensation
(5)
These amounts are the aggregate of Zoetis RSUs that remained unvested as of December 31, 2022, and performance award units for which the performance period ended on December 31, 2022 and the level of performance has been determined to be 93.3% of the target amount. The table below shows these amounts for each NEO as of December 31, 2022.

Name	RSU Awards	Earned Performance award units	Total Number of Units that Have Not Vested
Kristin C. Peck	13,380	16,536	29,916
Wetteny Joseph	—	—	—
Glenn C. David	4,501	5,563	10,064
Heidi C. Chen	2,294	2,836	5,130
Wafaa Mamilli	2,501	1,745	4,246

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Executive Compensation
2022 Option Exercises and Stock Vested Table
The following table provides information about the number and value of shares acquired upon vesting of RSUs and performance award units, and the stock options exercised by our NEOs during 2022.
	Option Awards		RSU Awards		Performance Award Units(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Kristin C. Peck	20,000	3,050,826	5,230	1,040,090	18,036	3,586,819
Wetteny Joseph(4)	—	—	—	—	—	—
Glenn C. David	32,390	3,634,977	6,247	1,242,341	21,543	4,284,256
Heidi C. Chen	—	—	3,776	750,933	13,025	2,590,282
Wafaa Mamilli(4)	—	—	—	—	—	—
(1)
The performance award units were earned at 200% of the established target amount, determined based on Relative TSR performance over the 2019-2021 performance period, and paid on February 12, 2022.

(2)
The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(3)
The RSUs and performance award units for all NEOs were granted on February 12, 2019 and vested on February 12, 2022. The value realized on vesting is based on the closing price of our common stock of $198.87 on February 12, 2022.

(4)
Mr. Joseph and Ms. Mamilli joined Zoetis on June 1, 2021 and January 28, 2020, respectively, and these NEOs did not have any RSUs or performance award units vest or stock option exercises in 2022.

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Executive Compensation
2022 Non-Qualified Deferred Compensation Table
The following table summarizes activity during 2022 and account balances as of December 31, 2022, in the Zoetis Supplemental Savings Plan (“ZSSP”).
The key features of the ZSSP are described in the Compensation Discussion and Analysis section, “Retirement Benefits”. Amounts for our NEOs who were Pfizer employees at the time of the IPO include prior non-qualified Supplemental Savings Plan balances held when they served as employees of Pfizer and transferred to the ZSSP.
Name	Plan	Aggregate Balance at January 1, 2022(1) ($)	Executive Contributions in 2022(2) ($)	Company Contributions in 2022(3) ($)	Aggregate Earnings in 2022(4) ($)	Aggregate Balance as of December 31, 2022 ($)
Kristin C. Peck	Zoetis Supplemental Savings Plan	5,153,956	161,750	258,800	(1,474,017)	4,100,489
Wetteny Joseph	Zoetis Supplemental Savings Plan	640,106	440,654	69,323	9,149	1,159,232
Glenn C. David	Zoetis Supplemental Savings Plan	3,519,882	190,636	115,032	(1,016,628)	2,808,923
Heidi C. Chen	Zoetis Supplemental Savings Plan	3,052,624	264,281	76,461	(760,209)	2,633,157
Wafaa Mamilli	Zoetis Supplemental Savings Plan	1,004,789	582,057	82,299	(277,754)	1,391,391
(1)
Amounts in this column that were reported in the Summary Compensation Table for the years 2020 and 2021 (combined) are as follows: Ms. Peck: $612,154, Mr. Joseph: $634,796, Mr. David: $547,439, Ms. Chen: $293,400, and Ms. Mamilli: $829,445.

(2)
Executive contributions to the ZSSP shown in this column are included in the Summary Compensation Table for the year 2022.

(3)
Company contribution amounts shown in this column include profit sharing and company matching contributions and are reflected in the “All Other Compensation” column of the Summary Compensation Table. Company contribution amounts under the tax-qualified ZSP are also reflected in the “All Other Compensation” column of the Summary Compensation Table but not in the table above.

(4)
Aggregate earnings are not reflected in the Summary Compensation Table because the earnings are not “above-market”. These amounts include dividends, interest and change in market value.

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Executive Compensation
Potential Payments Upon Employment Termination Table
The NEOs are eligible to receive benefits under the Zoetis Executive Severance Plan which provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”) that is not in connection with a change in control of the company (“CIC”) and a higher level of benefits in the event of an involuntary termination of employment (other than for “Cause”) or a termination for “good reason” that is in connection with, or within 24 months after, a CIC. The amounts payable under the Zoetis Executive Severance Plan are summarized in the CD&A under “Severance”.
Treatment of long-term incentive awards upon termination of employment is in accordance with the terms of the Equity Plan and the long-term incentive award agreements.
The following table shows the estimated benefits payable upon a hypothetical termination of employment under the Zoetis Executive Severance Plan and the Equity Plan under various termination scenarios, assuming the applicable termination occurred on December 31, 2022. Payment of severance benefits is contingent upon the execution and non-revocation of a release agreement. Further, the Zoetis Executive Severance Plan provides that severance payments or benefits will cease and/or be subject to repayment, as applicable, if a participant violates or breaches the provisions of the release agreement or any other applicable post-employment covenants and restrictions, including, but not limited to, any non-compete, non-disclosure, non-solicitation and/or non-disparagement covenants.
Name*	Description	Without Cause: Apart from a Restructuring Event or CIC ($)	Without Cause: Restructuring Event ($)	Without Cause or for Good Reason Upon or Within 24 Months Following a CIC ($)	Death or Disability ($)	Voluntary Termination/ Retirement ($)
Kristin C. Peck	Severance	4,500,000(1)	4,500,000(1)	7,500,000(6)	—	—
	Benefits Continuation	15,810(2)	15,810(2)	23,715(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	9,413,257(5)	15,489,429(8)	15,489,429(9)	—
	Total	4,534,185	13,947,442	23,031,519	15,489,429	—
Wetteny Joseph	Severance Amount	1,330,000(1)	1,330,000(1)	2,660,000(6)	—	—
	Benefits Continuation	25,675(2)	25,675(2)	38,512(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	1,111,622(4)	2,922,520(5)	5,190,071(8)	5,190,071(9)	1,111,622(10)
	Total	2,485,672	4,296,570	7,906,958	5,190,071	1,111,622
Heidi C. Chen	Severance	1,045,500(1)	1,045,500(1)	2,091,000(6)	—	—
	Benefits Continuation	25,497(2)	25,497(2)	38,245(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	1,235,178(4)	1,430,569(5)	2,208,480(8)	2,208,480(9)	1,235,178(10)
	Total	2,324,550	2,519,941	4,356,100	2,208,480	1,235,178
Wafaa Mamilli	Severance Amount	1,170,000(1)	1,170,000(1)	2,340,000(6)	—	—
	Benefits Continuation	26,257(2)	26,257(2)	39,385(7)	—	—
	Outplacement Services	18,375(3)	18,375(3)	18,375(3)	—	—
	Equity Acceleration	—(4)	1,372,812(5)	1,994,796(8)	1,994,796(9)	—
	Total	1,214,632	2,587,444	4,392,556	1,994,796	—
*
Mr. David’s employment was terminated by the Company for Cause. He did not receive any severance, benefits continuation, outplacement services or equity acceleration. Additional information is provided under the “Leadership Changes” section of the CD&A.

(1)These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 18 months of base salary and target annual incentive for the year of termination for the CEO and equal to 12 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination of employment without Cause.

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Executive Compensation
(2)
These amounts represent the cost of 12 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(3)
These amounts represent the program fee for outplacement services for 12 months.

(4)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause, apart from a CIC or a restructuring event, using Zoetis’ closing stock price of $146.55 on December 30, 2022. Executives that are not retirement-eligible upon termination of employment forfeit their unvested stock options, RSUs and performance award units. Executives that are retirement-eligible at the time of termination of employment receive equity acceleration treatment described in the footnote to the “Retirement” column (Ms. Chen was retirement-eligible on December 31, 2022). The amount shown for Mr. Joseph, who is not retirement-eligible, represents the value of his non-forfeitable sign-on RSU award that will fully vest upon termination of employment for any reason other than for Cause.

(5)
These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause due to a restructuring event, using Zoetis’ closing stock price of $146.55 on December 30, 2022. In the event of the executive’s termination of employment due to a restructuring, unvested RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. For executives that are not retirement-eligible upon termination of employment (Ms. Peck, Mr. Joseph and Ms. Mamilli are not retirement-eligible), unvested stock options granted in 2021 and 2022 will immediately pro-rata vest and unvested stock options granted in 2020 will immediately fully vest, and will have a three-month term to exercise for all grant years. For executives that are retirement-eligible (Ms. Chen was retirement-eligible on December 31, 2022), unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, and unvested stock options held for less than one year (granted in 2022) will immediately pro-rata vest and will have a three-month term to exercise. The amount shown for Mr. Joseph, who is not retirement-eligible, includes the value of non-forfeitable sign-on RSU awards granted June 30, 2021, that will fully vest upon termination of employment for any reason other than for Cause (Mr. Joseph’s remaining RSUs follow the same terms and conditions of awards issued to other executives).

(6)
These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 30 months of base salary and target annual incentive for the year of termination for the CEO and equal to 24 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination without Cause or for Good Reason upon or within 24 months after a CIC.

(7)
These amounts represent the cost of 18 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assuming no increase in the cost of coverage.

(8)
These amounts represent the value of Zoetis long-term incentive awards that vest upon a qualifying termination following a CIC using Zoetis’ closing stock price of $146.55 on December 30, 2022. In the event of the executive’s involuntary termination of employment without Cause or for Good Reason upon, or within 24 months after, a CIC, all unvested awards will fully vest (performance award units vest at the target level).

(9)
These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to death or disability using Zoetis’ closing stock price of $146.55 on December 30, 2022. In the event of the executive’s termination of employment due to death or disability, all unvested awards will fully vest (performance award units vest at the target level).

(10)
These amounts represent the value of Zoetis long-term incentive awards that vest upon termination of employment due to retirement (Ms. Chen was retirement-eligible on December 31, 2022) using Zoetis’ closing stock price of $146.55 on December 30, 2022 (and, with respect to performance award units, assuming achievement of performance goals at the target level). In the event of the executive’s termination of employment due to retirement, unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, while RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Any awards held prior to the first anniversary of the date of grant will be forfeited in the event of a termination of employment due to retirement. The amount shown for Mr. Joseph, who is not retirement-eligible, represents the value of his non-forfeitable sign-on RSU awards granted on June 30, 2022, that will fully vest upon termination of employment for any reason other than for Cause.

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Pay Versus Performance
The following tables and charts provide additional compensation information regarding our NEOs, prepared in accordance with the SEC’s pay versus performance disclosure regulations for fiscal years 2022, 2021 and 2020.
Pay Versus Performance (PVP) Table
	Summary Compensation Table (SCT) Total for CEO(1) ($)	Compensation Actually Paid (CAP) to CEO(1)(2) ($)	Average SCT Total for Other NEOs(1) ($)	Average CAP to Other NEOs(1)(3) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Revenue (Company Selected Measure) ($ in millions)
Year					Zoetis TSR ($)	S&P 500 Pharmaceuticals Index TSR ($)
2022	14,003,540	(15,709,790)	2,931,816	(3,076,052)	112.80	146.65	2,114	8,080
2021	13,098,491	33,519,679	4,455,516	10,261,897	186.46	135.22	2,037	7,776
2020	10,374,312	15,564,796	3,756,846	6,519,899	125.76	107.52	1,638	6,675
(1)
In all years shown Kristin C. Peck was our Chief Executive Officer. The other named executive officers (NEO) represent the following individuals: for 2022, Wetteny Joseph, Glenn C. David, Heidi C. Chen, and Wafaa Mamilli; for 2021, Wetteny Joseph, Glenn C. David, Catherine A. Knupp, Roman Trawicki and Heidi C. Chen; and for 2020, Glenn C. David, Catherine A. Knupp, Roman Trawicki and Wafaa Mamilli.

(2)
To calculate Compensation Actually Paid (CAP) to the CEO the following amounts were deducted from and added to the Summary Compensation Table (SCT) total compensation:

CEO SCT Total to CAP Reconciliation:
	SCT Total	Deductions from SCT Total(i)		Additions to SCT Total(ii)	Compensation Actually Paid
Year		Stock Awards	Options Awards
2022	$14,003,540	($8,399,841.00)	($2,799,966.00)	($18,513,523)	($15,709,790)
2021	$13,098,491	($6,929,797.00)	($2,309,970.00)	$29,660,955	$33,519,679
2020	$10,374,312	($5,684,840.00)	($1,894,975.00)	$12,770,299	$15,564,796
(3)
To calculate Average CAP to the Other NEOs the following amounts were deducted from and added to the SCT total compensation:

Average Other NEOs SCT Total to CAP Reconciliation:
	SCT Total	Deductions from SCT Total(i)		Additions to SCT Total(ii)	Compensation Actually Paid
Year		Stock Awards	Options Awards
2022	$2,931,816	($1,405,542.25)	($468,570.25)	($4,133,756)	($3,076,052)
2021	$4,455,516	($2,118,241.80)	($366,105.20)	$8,290,727	$10,261,897
2020	$3,756,846	($1,302,976.75)	($496,860.25)	$4,562,890	$6,519,899
(i)
These deductions are the amounts listed in the “Stock Awards” and “Option Awards” columns of the SCT and represent the grant date fair value of equity-based awards granted each year.

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Executive Compensation
(ii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component for each year is detailed in the supplemental table below:

CEO Equity Component of CAP:
Year	Equity Type	Fair Value of Current Year Equity Awards at End of Year	Change in Value of Prior Years’ Awards Unvested at End of Year	Change in Value of Prior Years’ Awards That Vested During the Year	Equity Value Included in CAP
2022	Stock Options	$1,528,648	$(7,897,241)	$(931,398)	$(7,299,991)
	Restricted Stock Units	$2,049,978	$(2,672,369)	$(234,149)	$(856,541)
	Performance Award Units	$2,460,116	$(12,009,652)	$(807,455)	$(10,356,991)
	Total	$6,038,742	$(22,579,262)	$(1,973,002)	$(18,513,523)
2021	Stock Options	$5,709,571	$5,052,274	$33,020	$10,794,866
	Restricted Stock Units	$3,523,058	$1,469,682	$10,165	$5,002,905
	Performance Award Units	$8,916,215	$4,932,126	$14,842	$13,863,183
	Total	$18,148,844	$11,454,083	$58,027	$29,660,955
2020	Stock Options	$2,309,500	$1,341,931	$385,408	$4,036,839
	Restricted Stock Units	$2,186,374	$411,103	$103,798	$2,701,275
	Performance Award Units	$4,749,437	$1,128,981	$153,769	$6,032,186
	Total	$9,245,311	$2,882,015	$642,974	$12,770,299
Average Other NEOs Equity Component of CAP:
	Equity Type	Fair Value of Current Year Equity Awards at End of Year	Change in Value of Prior Years’ Awards Unvested at End of Year	Change in Value of Prior Years’ Awards That Vested During the Year	Equity Value Included in CAP
2022	Stock Options	$255,817	$(1,352,757)	$(446,281)	$(1,543,221)
	Restricted Stock Units	$343,039	$(1,110,941)	$(112,191)	$(880,093)
	Performance Award Units	$411,640	$(1,735,180)	$(386,902)	$(1,710,442)
	Total	$1,010,496	$(4,198,878)	$(945,373)	$(4,133,756)
2021	Stock Options	$904,905	$1,796,558	$22,234	$2,723,696
	Restricted Stock Units	$1,897,216	$490,667	$6,844	$2,394,727
	Performance Award Units	$1,413,054	$1,749,257	$9,993	$3,172,304
	Total	$4,215,175	$4,036,482	$39,071	$8,290,727
2020	Stock Options	$605,548	$908,841	$240,880	$1,755,269
	Restricted Stock Units	$573,225	$278,702	$64,872	$916,799
	Performance Award Units	$1,010,271	$784,446	$96,105	$1,890,822
	Total	$2,189,044	$1,971,988	$401,857	$4,562,890
List of Most Important Measures
The four items listed below represent the most important metrics we used to determine CAP for 2022 as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Incentive Plan” and “Long-Term Incentives”:
Most Important Performance Measures
Relative Total Shareholder Return(i)
Revenue(ii)
Adjusted Diluted EPS(ii)
Free Cash Flow(ii)
(i)Relative Total Shareholder Return is the 3-year performance metric used for Zoetis’ performance award units, which comprise 50% of

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the long-term incentive compensation of our NEOs, including the CEO. Total Shareholder Return (TSR) is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded.
(ii)
Revenue, Adjusted Diluted EPS and Free Cash Flow refer to the measures used to assess performance in determining the funding for our Annual Incentive Plan (AIP) and exclude the impacts of foreign exchange.

Description of the CAP and Performance Relationship
1.
Total Shareholder Return (TSR): Zoetis versus S&P 500 Pharmaceuticals Index

The graph below assumes an initial investment of $100 on December 31, 2019, in our common stock and the S&P 500 Pharmaceuticals Index, and assumes dividends, if any, were reinvested. As the graph shows, Zoetis’ TSR is higher in 2020 and 2021, and lower than in 2022, of the TSR of the S&P 500 Pharmaceuticals Index. The companies in the S&P 500 Pharmaceuticals index are not the same as those used for our compensation benchmarking. Nor are they the same as the S&P 500, which is the group of companies we use to determine Relative TSR for the company’s performance award unit metric, as described in the CD&A.
2.
Compensation Actually Paid (CAP) versus Zoetis TSR

The graph below compares Zoetis’ Total Shareholder Return and CEO and Other NEOs Compensation Actually Paid (CAP) for the three fiscal years beginning with 2020. As the graph shows, the CAP to the CEO and Other NEOs is directionally aligned with the Company’s TSR.

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Executive Compensation
3.
CAP versus Net Income

The graph below compares Zoetis’ net income and CEO and Other NEOs’ Compensation Actually Paid (CAP) for the three fiscal years beginning with 2020. Net Income has steadily increased while the CEO and Other NEOs CAP has varied by year. Zoetis does not use net income as a metric in its compensation incentives.
4.
CAP versus Revenue (Company Selected Measure)

The graph below compares Zoetis’ revenue and CEO and Other NEOs Compensation Actually Paid for the three fiscal years beginning with 2020. Revenue has steadily increased while the CEO and Other NEOs’ CAP has varied by year. While revenue is a metric in Zoetis’ AIP, the weight of equity-based LTI — which primarily reflect stock price and relative TSR — exceeds the weight of our annual incentive in the total compensation for executives.

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Executive Compensation
Equity Compensation Plans
The following table shows shares reserved for issuance for outstanding awards granted under the Company’s 2013 Equity and Incentive Plan Amended and Restated as of May 19, 2022, as of December 31, 2022.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,039,441(1)	$95.32(2)	14,128,853(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,039,441	$95.32	14,128,853
(1)
Includes 2,067,606 stock options, 630,634 shares underlying RSUs, 268,065 shares underlying performance award units and 73,136 shares underlying deferred stock units.

(2)
The weighted-average exercise price is only applicable to stock options.

(3)
Assumes maximum payout of outstanding performance award units.

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Audit Committee Matters

Item 3	Ratification of Appointment of KPMG as our Independent Registered Public Accounting Firm for 2023
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. At least annually, the Audit Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines in order to determine whether to reappoint such firm as our independent registered public accounting firm.
Based on its review, the Audit Committee has appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2023. The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. KPMG has served as our independent accounting firm continuously since 2013, and also audited our financial statements for 2011 and 2012, when we were wholly owned by Pfizer. We are asking shareholders to ratify the appointment of KPMG for 2023. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection of such firm. One or more representatives of KPMG will be present at the Annual Meeting of Shareholders, will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.
Item 3 Recommendation: Our Board unanimously recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2023.
KPMG Fees and Services
The following table sets forth the aggregate fees for professional services billed or to be billed by KPMG for the years ended December 31, 2022 and 2021 for the audits of our financial statements, and fees for other services rendered by KPMG during those periods.
	2022	2021
Audit fees	$11,435,630	$10,604,720
Audit-related fees	82,000	86,200
Tax fees	1,252,301	1,344,728
All other fees	103,000	56,300
Total fees	$12,872,931	$12,091,948

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Audit Committee Matters
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements and for the audit of internal control over financial reporting, or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and comfort letters. Audit fees include reimbursement for direct out-of-pocket travel and other sundry expenses, which were approximately $253,000 and $175,000 for the years ended December 31, 2022 and 2021, respectively.
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit fees, including audits of employee benefit plans, special procedures to meet certain statutory requirements and agreed-upon procedures related to contract compliance.
Tax fees consist primarily of fees for tax advice and planning, and tax compliance including the review and preparation of statutory tax returns and other tax compliance related services.
Policy on Pre-Approval of Audit Firm Services
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm reviews with management and submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:
•
Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and discussions surrounding the proper application of financial accounting and/or reporting standards.

•
Audit-related services are assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits and special procedures required to meet certain regulatory requirements.

•
Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assistance with coordination of execution of tax-related activities, primarily in the area of corporate development; support of other tax-related regulatory requirements; and tax compliance and reporting.

•
All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category, and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget

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Audit Committee Matters
periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services relating to the fees set forth in the above table for 2022 and 2021 were pre-approved by our Audit Committee in accordance with the above policy.

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Audit Committee Matters
Report of the Audit Committee
A key role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting, internal controls and audit functions. As set forth in the written charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.
The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”), and expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.
In the performance of its oversight function, the Audit Committee met with KPMG, management and the Company’s Chief Audit Executive to assure that all were carrying out their respective responsibilities. Both KPMG and the Chief Audit Executive had full access to the Audit Committee, including regular meetings without management present. In addition, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Furthermore, the Audit Committee (i) has received from KPMG the written disclosures and letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence; (ii) has discussed with KPMG their independence from the Company and its management; and (iii) has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditors’ independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2022, be included in the Company’s 2022 Annual Report on Form 10-K that was filed with the SEC on February 14, 2023. The Audit Committee also approved the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2023.
THE AUDIT COMMITTEE
Gregory Norden, Chair
Frank A. D’Amelio
Antoinette R. Leatherberry
Louise M. Parent
Robert W. Scully

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Charter Amendment

Item 4	Approval of an Amendment to our Restated Certificate of Incorporation to Create a Right to Call a Special Meeting
Currently, the Restated Certificate of Incorporation (the “Certificate”) and Amended and Restated By-laws (the “By-laws”) of the Company provide that special meetings of the shareholders of the Company may be called only by the Chair of the Board or by the Chair of the Board or the Secretary at the request of a majority of the Board.
The proposed amendment to the Certificate would provide shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year the power to call a special meeting, in accordance with, and subject to, the provisions that would be set forth in the Certificate and the By-laws.
Our Board of Directors recognizes that providing shareholders the ability to request special meetings is viewed by some shareholders as a helpful additional governance mechanism. Nonetheless, special meetings impose significant costs, both administrative and operational, and our Board of Directors, management and employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating Zoetis’ business. Therefore, special meetings should ideally only be called to discuss critical, time-sensitive issues that cannot be delayed until our next annual meeting and convened only when a broad base of shareholders who have held such position for a durationally meaningful period support calling the special meeting.
To balance the importance of providing the right to call a special meeting against the cost of doing so, our Board believes that a small percentage of shareholders or shareholders with only transitory or short-term interests should not be able to force the call of a special meeting and advance narrow interests not shared by most shareholders, and that a 25% voting power ownership threshold, coupled with a one-year minimum holding period, sets an appropriate level to ensure a shareholder right in the event of a critical, time-sensitive issue, while still adequately protecting the long-term interest of Zoetis. A threshold of 25% or higher has been adopted by approximately 52% of S&P 500 companies that offer shareholders the right to call a special meeting.
Balancing these various considerations, including by having a meaningful ownership requirement, one-year holding period and procedural and substantive safeguards, would create a new right for shareholders in a manner that also protects shareholder interests. The proposed amendment to the Certificate is attached to this proxy statement as Appendix A. Contingent upon the effectiveness of this proposed amendment to the Certificate, the Board will adopt certain changes to our By-laws to provide appropriate procedures for and limitations on the calling of special meetings of shareholders. In particular, among other things, our By-laws would be amended:
•
To define “ownership” in accordance with the definition of “ownership” set forth in our “proxy access” By-law provisions, which reflects a "net long" construct;

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Charter Amendment
•
To specify the procedures for our shareholders of record to demand that the Board fix a record date to determine the shareholders of record who are entitled to deliver a written request to call a special meeting;

•
To specify the information required to be set forth in a written request to call a special meeting; and

•
To specify that the Secretary shall not accept, and shall consider ineffective, a shareholder’s written request to call a special meeting (i) that does not comply with the applicable provisions of our Certificate or By-laws, (ii) that relates to an item of business that is not a proper subject for shareholder action, (iii) that was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law, (iv) if the first date on which a valid written request has been received by the Secretary from holders of the required shares occurs during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (v) if such written request is delivered during the period commencing on the 60th day after the earliest date of signature on a written request to call a special meeting that has been delivered to the Secretary relating to an identical or substantially similar item other than the election or removal of directors (a “Similar Item”) and ending on the first anniversary of such earliest date, (vi) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the 90th day after the Secretary receives such written request, or (vii) if a Similar Item has been presented at any meeting of shareholders held within 180 days prior to receipt by the Secretary of such written request.

We have been notified that a shareholder proponent intends to present at the 2023 Annual Meeting the proposal set forth in Item 5, which is an advisory and nonbinding shareholder proposal asking the Board to take steps to provide shareholders with a right to call special meetings using a significantly lower threshold than that proposed in this Item 4 and without regard to the length of stock ownership. For the reasons outlined above, as well as below in our Board of Directors’ Statement in Opposition to Item 5, the Board believes that this Item 4 is more aligned with market practice and more appropriately balances the rights of shareholders with the long-term interests of Zoetis and our shareholders.
Effect of this Resolution
If this proposal is approved by the requisite vote of our shareholders at the 2023 Annual Meeting, the proposed amendment to the Certificate would become effective upon the filing of a Certificate of Amendment or Restated Certificate, as the Company deems appropriate, with the Secretary of State of the State of Delaware, which the Company would file promptly following the 2023 Annual Meeting. As required by Delaware law, if this proposal is not approved by the requisite vote of our shareholders at this Annual Meeting, the amendments to the Certificate and the By-laws would not become effective and our shareholders would not have the right to call a special meeting.

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Charter Amendment
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon at the Annual Meeting.

Item 4 Recommendation: Our Board unanimously recommends that you vote FOR the amendment to the Restated Certificate of Incorporation to give shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year the right to call a special meeting.

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Shareholder Proposal

Item 5	Shareholder Proposal Regarding Ability to Call a Special Meeting
In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. The Company is not responsible for any inaccuracies it may contain. As explained below, our Board unanimously recommends that shareholders vote AGAINST this proposal.
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised that he is the beneficial owner of not less than $2,000 worth of common shares and intends to introduce the following shareholder proposal at the Annual Meeting.
Proposal 5 — Adopt a Shareholder Right to Call a Special Shareholder Meeting
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting regardless of length of stock ownership.
One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership. Some companies freeze out all shares not owned for a full continuous year. This serves as a poison pill against shareholders ever having a realistic right to call a special shareholder meeting. I know of no group of shareholders who have ever succeeded in calling for a special shareholder meeting at a company that has the one-year freeze-out.
A right for shareholders to call for a special shareholder meeting enables shareholders to replace poor performing directors without the need to wait until the next annual meeting. One of the main purposes of the right for shareholders to call for a special shareholder is to improve management engagement with shareholders on important challenges facing our company.
If shareholders have a realistic right to call a special shareholder meeting, management will have more of an incentive to genuinely engage with shareholders on matters of critical importance to our company.
A special shareholder meeting can be called to elect a replacement director. This proposal along with universal proxy cards may increase shareholder leverage in replacing the poorest performing directors or give such directors enough of a wake-up call to not be a poor performing director.
Please vote yes:
Adopt a Shareholder Right to Call a Special Meeting — Proposal 5

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Shareholder Proposal
Board Recommendation
The Board recommends you vote AGAINST this proposal for the following reasons:
The Board has carefully considered this shareholder proposal to give the owners of a combined 10% of our outstanding shares the right to call a special meeting and believes that the special meeting right in this Item 5 is not consistent with market practice. However, our Board recognizes that providing shareholders the ability to request special meetings is viewed by some shareholders as a helpful governance mechanism, and therefore has recommended approval of an amendment to the Certificate to create the right of shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year to call a special meeting as presented in Item 4. A threshold of 25% or higher has been adopted by approximately 52% of S&P 500 companies that offer shareholders the right to call a special meeting, while a 10% threshold has been adopted by only 19% of the S&P 500 companies that offer such a right.
Zoetis’ special meeting right proposal outlined in Item 4, as compared to the shareholder proposal in this Item 5, more appropriately balances shareholder rights with the protection of the long-term interests of Zoetis and our shareholders. Special meetings impose significant costs, both administrative and operational, and our Board of Directors, management and employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating Zoetis’ business. One or a small minority of shareholders should not be entitled to cause such significant expense and distraction to advance their own special interests which may not be shared more broadly by shareholders. Therefore, special meetings should only be called to discuss critical, time-sensitive issues that cannot be delayed until our next annual meeting in cases where a substantial portion of shareholders agree that a special meeting must be called. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our shareholders generally. Providing a special meeting request right at an even lower threshold risks giving a small number of shareholders a disproportionate amount of influence over our affairs. A higher threshold than the one contemplated by this shareholder proposal also ensures that a more meaningful number of shareholders are seeking to call the special meeting, rather than only one or a few. As a result of these considerations, the Board believes the 25% threshold in Zoetis’ proposal set forth in Item 4 strikes a more appropriate balance than the 10% threshold in this shareholder proposal. Requiring a 25% threshold ensures that shareholders have the right to request a special meeting to act on extraordinary and urgent matters while minimizing the risk that one or a small minority of shareholders will pursue special interests that are not aligned with or in the best interests of the remaining shareholders. In addition, the 25% threshold will protect Zoetis from unduly incurring substantial costs and distraction. As noted in Item 4 discussion of the proposed Certificate amendment to create a new special meeting right, balancing the various considerations involved, including by having procedural and substantive safeguards like a meaningful ownership requirement and a durationally meaningful one-year holding period, would create a new right for shareholders in a manner that also protects shareholder interests.
Zoetis is committed to maintaining robust corporate governance practices and procedures, including shareholder engagement initiatives, to support our strategy while ensuring accountability and responsiveness to shareholders. Our Board regularly reviews our corporate governance structure, practices and procedures, taking into account market practices and trends and shareholder feedback, and is responsive to what is in the best interests of Zoetis and our shareholders. See “Key Corporate Governance Features” and “Corporate

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Governance Principles and Practices” on pages 26 and 27 for a summary of the best practices we have adopted to support our corporate governance.
In light of our existing policies and practices and Zoetis’ special meeting proposal outlined in Item 4, our Board believes that the adoption of the special meeting right requested by this shareholder proposal would not serve the best interests of Zoetis or our shareholders, but would risk giving one or a small group of shareholders a disproportionate amount of influence over our affairs and could impose a substantial cost and distraction to our Board and management team. Accordingly, the Board has determined that Zoetis’ proposal set forth in Item 4 addressing a special meeting right for shareholders, and not this shareholder proposal, is in the long-term best interests of Zoetis and our shareholders.

Item 5 Recommendation: Our Board unanimously recommends that you vote AGAINST the shareholder proposal to give the owners of a combined 10% of Zoetis’ outstanding shares the right to call a special meeting and vote FOR management’s Item 4 to approve the right of shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year to call a special meeting.

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Ownership of our Common Stock

Stock Ownership Tables
The tables below show how many shares of Zoetis common stock certain individuals and entities beneficially owned as of March 10, 2023. These individuals and entities are (1) owners of more than 5% of the outstanding shares of our common stock, (2) our current directors, (3) the executive officers named in the Summary Compensation Table on page 65 and (4) all our current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares unless otherwise described below. All share amounts are rounded to the nearest whole share.
Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class (%)(1)
5% Beneficial Owners:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	40,082,444	8.66%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	36,850,763	7.96%
(1)
Percentages based on 462,945,411 shares outstanding on March 10, 2023.

(2)
Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on February 6, 2023, which contained information as of December 31, 2022. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 36,117,200 shares of Zoetis common stock, sole dispositive power with respect to 40,082,444 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.

(3)
Based on a Schedule 13G/A that The Vanguard Group filed with the SEC on February 9, 2023, which contained information as of December 31, 2022. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 0 shares of Zoetis common stock and sole dispositive power with respect to 34,883,664 shares of Zoetis common stock, has shared voting power with respect to 700,313 shares of Zoetis common stock and shared dispositive power with respect to 1,967,099 shares of Zoetis common stock.

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Ownership of our Common Stock
Name of Beneficial Owner	Common Stock(1)	Deferred Stock Units(2)	Vested Options(3)	Total
Directors and Named Executive Officers:
Paul M. Bisaro	18,826	—	—	18,826
Vanessa Broadhurst	—	—	—	—
Frank A. D’Amelio	14,808	14,123	—	28,931
Sanjay Khosla	9,808(4)	14,123	—	23,931
Antoinette R. Leatherberry	—	—	—	—
Michael B. McCallister	23,654(4)	10,596	—	34,250
Gregory Norden	12,827(4)	10,596	—	23,423
Louise M. Parent	11,902	9,802	—	21,704
Willie M. Reed	8,408	4,820	—	13,228
Linda Rhodes	6,987	—	—	6,987
Robert W. Scully	18,179(4)	14,123	—	32,302
Kristin C. Peck	57,639	—	206,185	263,824
Wetteny Joseph	—	—	—	—
Glenn C. David(5)	48,928	—	—	48,928
Heidi C. Chen	37,322	—	24,502	61,824
Wafaa Mamilli	3,770	—	16,951	20,721
Directors and current executive officers as a group (21 persons)(6)	309,330	78,184	285,186	672,701
Totals in the above table might not equal summation of the columns due to rounding.
(1)
Represents shares of our common stock directly or indirectly owned by each listed person, including shares held in our 401(k) plan, and by members of his or her household, and are held individually, jointly or pursuant to a trust arrangement.

(2)
Represents shares underlying vested deferred stock units and related dividend equivalents, which are credited as additional deferred stock units, held by non-employee directors, which directors have a right to acquire within 60 days after leaving our Board.

(3)
Represents shares underlying vested stock options granted to our executive officers pursuant to the Zoetis Inc. 2013 Equity and Incentive Plan.

(4)
Includes the following shares held in personal or family trusts: Mr. Khosla, 7,916; Mr. McCallister, 9,000; Mr. Norden, 11,609; and Mr. Scully, 7,590.

(5)
Mr. David was terminated for Cause on February 5, 2023. We have no information regarding his holdings as of March 10, 2023. Accordingly, information regarding his holdings is presented as of the date of Mr. David’s termination.

(6)
The directors and executive officers as a group do not own more than 1% of the total outstanding shares based on 462,945,411 shares outstanding on March 10, 2023.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our beneficial owners of 10% or more of a registered class of our equity securities, our directors and our executive officers to file reports with the SEC about their ownership of and transactions in our common stock. Based solely on a review of Forms 3, 4 and 5 and amendments thereto filed with the SEC and certain written representations made to us, we believe that all reports that were required to be filed by our directors and executive officers under Section 16(a) during 2022 were timely filed.

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Transactions With Related Persons

Policy Concerning Related Person Transactions
Our Board has adopted a written policy regarding the review and approval of transactions with related persons. This policy provides that the Board’s Corporate Governance and Sustainability Committee will review each transaction, arrangement or relationship in which we are a participant if the amount involved exceeds $120,000 and/or a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and any immediate family members of such persons. We refer to such a transaction as a “related person transaction.”
The policy calls for every proposed related person transaction to be reviewed by the Corporate Governance and Sustainability Committee and, if deemed appropriate, approved by the Committee. The Committee is required to consider all of the relevant facts and circumstances, and to approve only those transactions that, in light of known circumstances, it determines to be in Zoetis’ best interests. If we become aware of an existing related person transaction which has not been reviewed and approved under the policy, the matter will be referred to the Committee, which will evaluate all available options, including revision or termination of the transaction.
Any member of the Corporate Governance and Sustainability Committee who has an interest in the transaction being reviewed may not participate in the review but may be counted towards a quorum of such Committee. The Chair of the Corporate Governance and Sustainability Committee may review and approve a related person transaction if it is not practical or desirable to delay a review of a transaction until the next meeting of the Committee, and then the Chair will report on the review to the Committee at its next regularly scheduled meeting.
A copy of our Corporate Governance Principles, which includes our policy on Related Person Transactions, can be found in the Corporate Governance section of our website at www.zoetis.com.
Related Person Transactions
During fiscal year 2022, we did not enter into any related person transactions.

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Information About the Annual Meeting and Voting

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board for the 2023 Annual Meeting of Shareholders and for any adjournment or postponement thereof. We mailed our proxy materials on or about April 6, 2023 and filed our definitive proxy materials with the SEC on April 6, 2023.
Virtual Annual Meeting Information
We are conducting our 2023 Annual Meeting of Shareholders virtually through a live audio webcast, and online shareholder tools will be available. The meeting will be held at 8:00 a.m. Eastern Daylight Time on Thursday, May 18, 2023 at www.virtualshareholdermeeting.com/ZTS2023. (Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.) We are implementing a virtual meeting format again this year as the virtual meeting format enables full and equal participation by all our shareholders from any location in the world at little to no cost.
You are entitled to participate in the Annual Meeting of Shareholders if you were a shareholder as of the close of business on March 24, 2023, the record date, or hold a valid proxy for the meeting. You will be able to attend the 2023 Annual Meeting of Shareholders online, vote your shares electronically and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials.
Online check-in will start shortly before the meeting on May 18, 2023. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log in page.
We designed the format of our 2023 Annual Meeting of Shareholders to ensure that our shareholders who attend will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. For example, the format of our 2023 Annual Meeting of Shareholders will include the following:
•
As part of the 2023 Annual Meeting of Shareholders, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. You may submit a question during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ZTS2023. If your question is properly submitted during the relevant portion of the meeting agenda, a Company representative will respond to your question during the live webcast, as time permits. Questions on similar topics may be combined and answered together and questions that are determined to be irrelevant or inappropriate will not be addressed.

•
Shareholders will be able to vote their shares electronically during the meeting (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2023 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.

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Information About the Annual Meeting and Voting
•
The live audio webcast will be available to shareholders and other guests at the time of the meeting. If you do not have your 16-digit control number that is printed on your notice of internet availability of proxy materials or your proxy card (if you received a paper or electronic copy of the proxy materials), you will only be able to listen to the Annual Meeting of Shareholders and will be unable to vote or ask questions.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/ZTS2023.
How to View Proxy Materials Online
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 18, 2023
Our proxy statement and 2022 Annual Report are available online at www.proxyvote.com.
We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2023, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2022 Annual Report and vote online.
You will not receive a printed, paper copy of our proxy materials unless you request one. You may request a paper or e-mail copy of your proxy materials at www.proxyvote.com, or by calling 1 (800) 579-1639, or by sending an email with your control number in the subject line to sendmaterial@proxyvote.com.
How to Vote by Proxy
Your vote is important, and we encourage you to vote as soon as possible, even if you plan to attend the 2023 Annual Meeting of Shareholders via webcast. You may vote shares that you owned as of the close of business on March 24, 2023, the record date for the 2023 Annual Meeting of Shareholders.
You may vote by proxy in the following ways:
By telephone	By calling 1 (800) 690-6903 (toll free)	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 17, 2023
By internet	Online at www.proxyvote.com	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 17, 2023
By mail	By returning a properly completed, signed and dated proxy card	Allow sufficient time for us to receive your proxy card before the date of the meeting
For telephone and internet voting, you will need the 16-digit control number included on your notice of internet availability or on your proxy card or in the email.
If you own shares in a Zoetis benefit plan, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your plan administrator, and you may direct them how to vote on your behalf by complying with its voting instructions. If you do not vote

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your shares or specify your voting instructions on your voting instruction card, the administrator of the applicable savings plan will vote your shares in accordance with the terms of your plan. To allow sufficient time for voting by the administrator of the applicable savings plan, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on May 15, 2023.
Revocation of Proxies
If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before your shares are voted, subject to the voting deadlines that are described on the proxy card or voting instruction form, by:
•
Submitting a written revocation to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, which must be received no later than 5:00 P.M. Eastern Time on May 17, 2023;

•
Submitting a later-dated proxy;

•
Providing subsequent telephone or internet voting instructions; or

•
Voting by internet while attending the virtual annual meeting (attending the annual meeting by internet does not revoke your proxy unless you vote by internet during the virtual annual meeting).

If you hold your shares in street name, you must contact your broker, bank, or other nominee for specific instructions on how to change or revoke your vote.
Only the latest validly executed proxy that you submit will be counted.
Voting at the Meeting
Shareholders as of the close of business on March 24, 2023 will be able to vote their shares electronically during the 2023 Annual Meeting of Shareholders (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2023 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
Quorum and Required Vote
At the close of business on March 24, 2023, the record date for the 2023 Annual Meeting of Shareholders, 462,558,895 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.
A majority of the shares of Zoetis common stock outstanding at the close of business on the record date must be present in order to hold the meeting and conduct business. This is called a “quorum.” Your shares are counted as present at the 2023 Annual Meeting of Shareholders if you vote through the internet at the virtual annual meeting of shareholders or properly submit your proxy prior to such meeting.
The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our corporate governance documents and Delaware law, for the election of directors and the approval of the other Items on the agenda for the meeting.

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Information About the Annual Meeting and Voting
Item	Vote Required	Effect of Abstentions and Broker Non-Votes*
1 — Election of Directors	Majority of the votes cast (i.e., more votes “For” than “Against”)	Not considered as votes cast and have no effect on the outcome
2 — Advisory Vote to Approve Our Executive Compensation (“Say on Pay”)	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome
3 — Ratification of Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for 2023	Majority of the votes cast	May be considered as votes cast
4 — Approval of an Amendment to our Restated Certificate of Incorporation Regarding Ability to Call a Special Meeting	Majority of the outstanding shares entitled to vote	Has the same effect of votes cast “AGAINST” this proposal
5 — Shareholder Proposal Regarding Ability to Call a Special Meeting	Majority of the votes cast	Not considered as votes cast and have no effect on the outcome
*
A broker non-vote occurs when a broker submits a proxy but does not vote on an Item because it is not a “routine” item under NYSE rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2023, which is considered a “routine” matter.

Effect of Not Casting Your Vote
If we have received a proxy specifying your voting choice, your shares will be voted in accordance with that choice.
If you are a registered shareholder and you do not cast your vote, no votes will be cast on your behalf on any of the Items at the Annual Meeting.
If you are a registered shareholder and sign and return a proxy card without specific voting instructions, or if you vote by telephone or via the internet without indicating how you want to vote, your shares will be voted in accordance with the Board’s voting recommendations stated above.
If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting agenda is Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2023. If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any Items, except that your broker may vote in its discretion on Item 3.
Cost of Proxy Solicitation
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also bear the cost of soliciting votes on behalf of the Board. Zoetis will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, our directors, officers, or employees may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation

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activities. Further, we may enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting of Shareholders from their customers who are beneficial owners of our stock and will reimburse those firms for related out-of-pocket expenses.
We have hired Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, for $25,000 plus associated costs and expenses to assist in the solicitation. Zoetis also has agreed to indemnify Innisfree M&A Incorporated against certain liabilities relating to or arising out of its engagement.
Availability of Voting Results
We will disclose the voting results in a Current Report on Form 8-K to be filed with the SEC within 4 business days following the 2023 Annual Meeting of Shareholders.
Questions
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the telephone numbers or address set forth below:
Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
+1 (877) 750-9499 (toll free)
+1 (212) 750-5833 (banks and brokers)

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Information About Submitting Shareholder Proposals and our 2024 Annual Meeting

Under our By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to propose an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to our Corporate Secretary at our principal executive offices. We must receive the notice within the following deadlines:
•
We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days but no more than 120 days before the first anniversary of the prior year’s meeting. Under this provision, we must receive notice pertaining to the 2024 Annual Meeting no earlier than January 19, 2024, and no later than February 18, 2024.

•
However, if we hold the 2024 Annual Meeting on a date that is not within 25 days before or after the anniversary date of the 2023 Annual Meeting, we must receive the notice no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

•
If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Our By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of the proposed business and the reason for bringing it to the meeting, any material interest of the proposing shareholder in the business and certain other information about the shareholder. In addition, the shareholder making the proposal must be a shareholder of record on both the date such shareholder provides the notice and the record date for the meeting, and either the shareholder or such shareholder’s qualified representative must appear at the meeting to present the nomination or proposed item of business.
Any notice that is received outside of the window specified above for proposed items of business, or that does not include all of the information required by our By-laws or comply with the other requirements of our By-laws, will not be brought before the meeting.
Additionally, our By-laws contain proxy access provisions to permit eligible shareholders — including qualifying groups of up to 20 shareholders that have continuously owned at least 3% of the Company’s outstanding common stock for at least three years — to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board, and have such nominees included in the Company’s annual meeting proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at our principal executive offices not less than 90 days but no more than 120 days before the first anniversary of the prior year’s annual meeting. Under this provision, we must receive proxy access nominations notices pertaining to the 2024 Annual Meeting no earlier than January 19, 2024, and no later than February 18, 2024.

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Information About Submitting Shareholder Proposals and our 2024 Annual Meeting
Under SEC Rule 14a-8, if a shareholder wants us to include a shareholder proposal in our proxy statement for the 2024 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 8, 2023, which is 120 calendar days before the one-year anniversary of the release date of our proxy statement for the 2023 Annual Meeting. If we change the date of our 2024 meeting by more than 30 days from the one-year anniversary of the 2023 meeting, then the deadline is a reasonable time before we print and send our proxy materials for the 2024 meeting. Any such proposal must comply with all of the requirements of SEC Rule 14a-8. In addition to satisfying the requirements set forth in our By-laws, in order to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 19, 2024.
Shareholders should mail all nominations and proposals for our 2024 Annual Meeting to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. You may obtain a copy of our By-laws from our Corporate Secretary at the same address. Our By-laws are also available online as Exhibit 3.2 to our 2022 Annual Report on Form 10-K filed with the SEC on February 14, 2023.
To reduce costs and be environmentally responsible, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to multiple shareholders who share the same address unless we have received contrary instructions from an impacted shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, or by phone at (973) 822-7000. If you hold shares in street name or in a Zoetis benefit plan, you may contact your brokerage firm, bank, broker-dealer, benefit plan provider, or other similar organization to request information about householding.

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Appendix A. Right to Call a Special Meeting Amendment

SEVENTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected solely at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by (i) the Chair of the Board of Directors, (ii) the Chair of the Board of Directors or the Secretary at the request in writing of a majority of the Board of Directors or (iii) the Secretary at the request in writing, submitted in accordance with and subject to the procedures, requirements and limitations set forth in the By-Laws, of stockholders who own (as defined in the By-Laws) and have owned, in each case, continuously for at least one (1) year, capital stock representing at least 25% of the Voting Stock (as defined in the By-Laws), subject to the By-Laws. No business other than that stated in the Corporation’s notice of such meeting shall be transacted at any special meeting of stockholders convened pursuant to clause (iii) of the foregoing sentence.

Zoetis 2023 Proxy Statement – APPENDIX A-1

10 Sylvan Way
Parsippany, NJ 07054
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The trademarks, logos and service marks appearing in this Proxy Statement, whether or not appearing with a trademark symbol, are owned or licensed by Zoetis Services LLC or an affiliate. ©2023 Zoetis Services LLC. All rights reserved.

ZOETIS INC.ATTN: CORPORATE SECRETARY10 SYLVAN WAYPARSIPPANY, NJ 07054 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Annual Shareholder Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. EDT on May 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023for shares held in a Plan. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.During The Annual Shareholder Meeting - Go to www.virtualshareholdermeeting.com/ZTS2023You may participate in the Annual Shareholder Meeting via the Internet and vote during theAnnual Shareholder Meeting. Have the information that is printed in the box marked by the arrowavailable and follow the instructions. There will be no physical location at which shareholders mayattend the Annual Shareholder Meeting.VOTE BY PHONE - 1-800-690-6903 (toll free)Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT onMay 17, 2023 for shares held directly and by 11:59 p.m. EDT on May 15, 2023 for shares held in a Plan.Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D97535-P83367-Z84011KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OETIS INC. The Board of Directors recommends you vote FOR thelisted nominees. 1. Election of Directors Nominees: 1a. Paul M. Bisaro 1b. Vanessa Broadhurst 1c. Frank A. D'Amelio 1d. Michael B. McCallister 1e. Gregory Norden 1f. Louise M. Parent 1g. Kristin C. Peck 1h. Robert W. Scully For Against Abstain The Board of Directors recommends you vote FOR Proposal 3. 3. Ratification of appointment of KPMG LLP as ourindependent registered public accounting firm for 2023. The Board of Directors recommends you vote FORProposal 4. 4. Approval of an amendment to our Restated Certificate ofIncorporation to create a right to call a special meeting. The Board of Directors recommends you vote AGAINSTProposal 5. 5. Shareholder proposal regarding ability to call a specialmeeting NOTE: Such other business as may properly come before theAnnual Shareholder Meeting or any adjournment thereof. For Against Abstain For Against Abstain The Board of Directors recommends you vote FORProposal 2. 2. Advisory vote to approve our executive compensation. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials forthe Virtual Annual Shareholder Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.ZOETIS INC.Annual Shareholder MeetingMay 18, 2023 8:00 AM, EDTThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Heidi C. Chen and Salvatore J. Gagliardi, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Zoetis Inc. that the shareholder(s) is/are entitled to vote at the Annual Shareholder Meeting to be held at 8:00 AM, EDT on May 18, 2023, via live webcast at www.virtualshareholdermeeting.com/ZTS2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Shareholder Meeting.If shares of Zoetis Inc. common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Zoetis Inc. common stock held in the undersigned’s name and/or account under such Employee Voting Plan in accordance with the instructions given herein, at Zoetis Inc.’s Annual Shareholder Meeting and any adjournment or postponement thereof, on all matters properly coming before the Annual Shareholder Meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Planfiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. Employee Voting Plan shares may not be voted at the Annual Shareholder Meeting. All votes of Employee Voting Plan shares must be received by 11:59 P.M., EDT,Monday, May 15, 2023, in order to be counted.Continued and to be signed on reverse side